[MHM final]
[Translation]

Filed document:	SECURITIES REGISTRATION STATEMENT

To be filed with:	Director of Kanto Local Finance Bureau

Filing Date:	April 8, 2014

Name of the Registrant Fund:	PUTNAM INCOME FUND

Name of and Official Title	Jonathan S. Horwitz
of Representative of the Fund:	Executive Vice President, Principal Executive
Officer and Compliance Liaison

Address of Principal Office:	One Post Office Square, Boston,
Massachusetts 02109, U. S. A.

Name and Title of Registration Agent:	Harume Nakano
Attorney-at-Law

Ken Miura
Attorney-at-Law

Address or Place of Business	Marunouchi Park Building
6-1, Marunouchi 2-chome
Chiyoda-ku, Tokyo

Name of Liaison Contact:	Harume Nakano
Ken Miura
Attorneys-at-Law

Place of Liaison Contact:	Mori Hamada & Matsumoto
Marunouchi Park Building
6-1, Marunouchi 2-chome
Chiyoda-ku, Tokyo

Phone Number:	03-6212-8316

Name of the Fund Making Public	PUTNAM INCOME FUND
Offering or Sale of Foreign
Investment Fund Securities:

Aggregate Amount of	Up to 3.4 billion U.S. Dollars (approximately
Foreign Investment Fund Securities	Japanese Yen 349.7 billion) for Class M Shares.
to be Publicly Offered or Sold:

Note:	U.S. Dollars ("U.S.$" or "$") amounts are translated into Japanese Yen ("JPY") at the rate of U.S.$1.00 = JPY 102.86 the mean of the exchange rate quotations by The Bank of
Tokyo-Mitsubishi UFJ, Ltd. for buying and selling spot U.S. Dollars by telegraphic transfer against Japanese Yen on January 31, 2014.

Places where a copy of this Securities
Registration Statement is available
for Public Inspection:	Not applicable.

PART I. INFORMATION CONCERNING SECURITIES

1.	NAME OF FUND:	PUTNAM INCOME FUND
(hereinafter referred to as the "Fund")

2.	NATURE OF FOREIGN	Eight classes of shares (Class A shares,
	INVESTMENT FUND SECU-	Class B shares, Class C shares, Class M shares,
	RITIES CERTIFICATES:	Class R shares, Class R5 shares, Class R6 shares
and Class Y shares)
Registered shares of beneficial interest without
par value.
In Japan, only Class M shares (hereinafter
referred to as the "Shares") are publicly offered.
The Shares are an additional offering type
("Tsuikagata"). As to the Shares, there are no
credit ratings that have been provided or made
available for inspection by any credit-rating firm
due to the request from the issuer of the Fund, or
that are to be provided or made available for
inspection by any credit-rating firm due to a
request from the issuer of the Fund.

3.	TOTAL AMOUNT OF	Up to 3.4 billion U.S. Dollars (approximately
	OFFERING PRICE:	JPY 349.7 billion) for Class M Shares.

Note 1: For convenience, U.S. Dollar amounts are translated at the rate of $1.00= JPY 102.86
(the mean of the exchange rate quotations by The Bank of Tokyo-Mitsubishi UFJ,
Ltd. for buying and selling spot U.S. Dollars by telegraphic transfer against Japanese
Yen on January 31, 2014). The same rate applies hereinafter, unless otherwise indicated.

Note 2: In this document, money amounts and percentages ending in the numeral 5 or higher have been rounded up to 10 and otherwise rounded down. Therefore, there are cases in which the amount for the "total" column is not equal to the aggregate amount. Also, conversion into other currencies is done by simply multiplying the corresponding amount by the conversion rate specified and rounding the resulting number up to 10 if the amount ends in the numeral 5 or higher and otherwise rounding down when necessary. As a result, in this document, there are cases in which Japanese Yen figures for the same information differ from each other.

4.	ISSUE PRICE:	The net asset value per Share (the "Net Asset
Value") next calculated on a Fund Business Day
after the application for purchase is received by
the Fund (the "Issue Price").

Note: A "Fund Business Day" means a day on which the New York Stock Exchange is open for business.
The Issue Price may be applicable at the PLACE
OF SUBSCRIPTION described in Item 8 below.
5.	SALES CHARGE:	The public offering price means the amount
calculated by dividing the net asset value by (1-
0.0325), and rounding to three decimal places.
The sales charge in Japan is 3.00% of the
amount obtained by deduction of the amount
equivalent to 3.24% (3.00% after tax deduction)
of the public offering price from such price
(hereinafter referred to as the "Sales Price").
Any amount of the Sales Price that is over the
net asset value shall be retained by Putnam
Retail Management Limited Partnership,
principal underwriter of the Fund (the "Principal
Underwriter").

6.	MINIMUM AMOUNT OR	The minimum amount for purchase of Shares
	NUMBER OF SHARES	is 200 shares. Shares may be purchased in
	FOR SUBSCRIPTION:	integral multiples of 100 shares.

7.	PERIOD OF SUBSCRIPTION:	From: April 9, 2014 (Wednesday)
To: April 8, 2015 (Wednesday)
Provided that the subscription is handled only on
a Fund Business Day that is also a business day
when financial instruments firms are open for
business in Japan.

(Note) Period of subscription is renewed by submitting Securities Registration Statements by the end of the offering period.

8.	PLACE OF SUBSCRIPTION:	Mizuho Securities Co., Ltd. (hereinafter referred
to as "Mizuho Securities" or "Distributor")
5-1, Otemachi 1-chome, Chiyoda-ku, Tokyo

Note: The subscription is handled at the head office and the branch offices in Japan of the above-mentioned Distributor.

9.	DATE	Investors shall pay the Issue Price and Sales
	OF PAYMENT:	Charge to the Distributor within 4 business days
in Japan from the day when the Distributor

confirms the execution of the order (the "Trade
Day").
The total issue price for each date of
subscription (the "Application Day") will be
transferred by the Distributor to the account of
the Principal Underwriter within 3 Fund
Business Days (hereinafter referred to as
"Payment Date") from (and including) the
Application Day.

10.	PLACE OF PAYMENT:	Mizuho Securities:
Otemachi First Square, 5-1, Otemachi 1-chome,
Chiyoda-ku, Tokyo

11. MATTERS CONCERNING THE TRANSFER AGENCY:

Not applicable.

12. MISCELLANEOUS:

(a) DEPOSIT FOR SUBSCRIPTION: None.

(b) OUTLINE OF UNDERWRITING, ETC.:

(i) The Distributor undertakes to make a public offering of the Shares in accordance with an agreement dated 18th August, 1997 with the Principal Underwriter in connection with the sale of the Shares in Japan.

(ii) During the public offering period, the Distributor will execute or forward purchase orders and repurchase requests for the Shares received directly or indirectly through other Sales Handling Companies (hereinafter referred to, together with Distributor, as "Sales Handling Companies") to the Fund.

Note: "Sales Handling Company" means a financial instruments firm and/or registration agent financial institution which shall conclude the agreement with a distributor concerning agency business of units of the Fund, acts as agent for a distributor for subscription or redemption of shares from investors and subscription money from investors or payment of redemption proceeds to investors, etc.

(iii) The Fund has appointed the Distributor as the Agent Company (the "Agent Company") in Japan.

Note: "The Agent Company" shall mean a company which, under a contract made with a foreign issuer or a local underwriter of investment securities, makes public the net asset value per Share and submits or forwards the financial reports or other documents to the Japan Securities Dealers Association ("JSDA") and Sales Handling Companies rendering such other services.

(c) Method of Subscription:

Investors who subscribe to Shares shall enter into an agreement with the Sales Handling Companies concerning transactions of foreign securities. The Sales

Handling Companies shall provide to the investors a Contract Concerning a Foreign Securities Transactions Account and other prescribed contracts (collectively the "Account Contract") and the investors shall submit to the Sales Handling Companies an application requesting the opening of a transactions account under the Account Contract. The subscription amount shall be paid in yen in principal and the yen exchange rate shall be the exchange rate which shall be based on the foreign exchange rate quoted in the Tokyo Foreign Exchange Market on the Trade Day of each subscription and which shall be determined by such Sales Handling Companies.

The subscription amount shall be paid in U.S. Dollars to the account of the Principal Underwriter, by the Distributor on the Payment Date.

(d) PAST PERFORMANCE

The performance information below gives some indication of the risks associated with an investment in the Fund by showing the Fund's performance year-to-year and over time. The bar chart shows calendar year returns and the average annual total return over the past 10 years for the Fund’s class M shares. The bar chart does not reflect the impact of sales charges. If it did, performance would be lower. Investors should remember that past performance is not necessarily an indication of future results.

Monthly performance figures for the Fund are available at Putnam.com.

Annual total returns for class M shares before sales charges

Average Annual Total Returns after sales charges (for periods ending 12/31/2013)

	Past 1 year	Past 5 years	Past 10 years

Class M	-1.42%	12.28%	5.09%

Barclays U.S. Aggregate Bond Index
(no deduction for fees, expenses or taxes)	-2.02%	4.44%	4.55%

(e) COSTS ASSOCIATED WITH AN INVESTOR'S INVESTMENT

Maximum sales charges and redemption fees (fees paid directly from an investor's investment) The following table describes the fees and expenses investors may pay if they buy and hold shares of the Fund. An investor may qualify for sales charge discounts if the investor and the investor's family invest, or agree to invest in the future, at least $100,000 in class A shares (not available in Japan) or $50,000 in class M shares of Putnam funds.

Shareholder Fees (fees paid directly from an investor's investment)

Class M

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the
offering price)	3.25%*

Maximum Deferred Sales Charge (Load) (as a percentage of the original
purchase price or redemption proceeds, whichever is lower)	NONE**

* The sales charge in Japan shall be 3.00% of the amount obtained by deduction of the amount equivalent to 3.24% (3.00% after tax deduction) of the public offering price from such price.

** A deferred sales charge of 0.40% on class M shares may apply only to certain redemptions of shares bought with no initial sales charge outside of Japan.

Annual Fund Operating Expenses (expenses investors pay each year as a percentage of the value of their investment)

				Total Annual Fund
	Management Fees	Distribution &	Other Expenses	Operating
		Service 12b-1 Fees		Expenses

Class M	0.40%	0.50%	0.22%	1.12%

(f) EXAMPLE

The following hypothetical example is intended to help investors compare the cost of investing in the Fund with the cost of investing in other funds. It assumes that an investor invests $10,000 in the Fund for the time periods indicated and then, redeems or holds all the investor's shares at the end of those periods. It assumes a 5% return on an investor's investment each year and that the Fund's operating expenses remain the same. An investor's actual costs may be higher or lower.

	1 year	3 years	5 years	10 years

Class M	$435	$669	$922	$1,644

(g) PORTFOLIO TURNOVER

The Fund pays transaction-related costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or the above example, affect Fund performance. The Fund’s turnover rate in the most recent fiscal year was 267%.

(h) Offerings other than in Japan:

Shares are simultaneously offered in the United States of America.

PART II. INFORMATION CONCERNING THE FUND

I. DESCRIPTION OF THE FUND

1. NATURE OF THE FUND

(1) Objectives and Basic Nature of the Fund:

(i) Form of the Fund:

Putnam Income Fund (the "Fund") is a Massachusetts business trust organized on August 13, 1982 as the successor to The Putnam Income Fund, Inc., a Massachusetts corporation organized on October 13, 1954. A copy of the Amended and Restated Agreement and Declaration of Trust (the "Agreement and Declaration of Trust"), which is governed by Massachusetts law, is on file with the Secretary of The Commonwealth of Massachusetts.

The Fund is an open-end diversified, management investment company with an unlimited number of authorized shares of beneficial interest which may be divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees of the Fund (the "Trustee") determine. Only the Fund's class M shares are currently offered in Japan. The Fund also offers other classes of shares with different sales charges and expenses in the United States of America. Because of these different sales charges and expenses, the investment performance of the classes will vary.

Each share has one vote, with fractional shares voting proportionally. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the Trustees. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if the Fund were liquidated, would receive the net assets of the Fund.

The Fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although the Fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.

If an investor owns fewer shares than the minimum set by the Trustees (presently 20 shares), the Fund may redeem the investor's shares without the investor's permission and send the investor the proceeds after providing the recordholder of these fund shares with at least 60 days notice to attain the minimum. To the extent permitted by applicable law, the Fund may also redeem shares if an investor owns more shares than a maximum amount set by the Trustees. There is presently no maximum, but the Trustees could set a maximum that would apply to both present and future investors.

No limitation is set to the amount of the trust money.

(Note) The Putnam funds' Board of Trustees oversees the general conduct of the Fund's business and represents the interests of the Putnam fund shareholders. At least 75% of the members of the Putnam funds' Board of Trustees are independent, which means they are not officers of the Fund or affiliated with Putnam Investment Management, LLC (the "Investment Management Company").

(ii) Objectives and Basic Nature of the Fund:

GOAL

The Fund seeks high current income consistent with what the Investment Management Company believes to be prudent risk.

INVESTMENTS

The Fund invests mainly in bonds that are securitized debt instruments (such as mortgage-backed investments) and other obligations of companies and governments worldwide denominated in U.S. Dollars, are either investment-grade or below-investment-grade in quality (sometimes referred to as "junk bonds"), and have intermediate to long-term maturities (three years or longer).

The Investment Management Company may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. The Fund typically uses to a significant extent derivatives, such as futures, options and swap contracts, for both hedging and non-hedging purposes.

RISKS

It is important to understand that investors can lose money by investing in the Fund.

The value of bonds in the Fund's portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific issuer or industry. The risks associated with bond investments include interest rate risk, which means the value of the Fund's investments is likely to fall if interest rates rise. Bond investments are also subject to credit risk, which is the risk that the issuer of a bond may default on payment of interest or principal. The value of bond investments is also affected by changing market perceptions of the risk of default. Interest rate risk is generally greater for longer-term bonds and credit risk is generally greater for below-investment-grade bonds (a significant part of the Fund's investments). Mortgage-backed investments carry the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. The Investment Management Company may have to invest the proceeds from prepaid investments, including mortgage- and asset-backed investments, in other investments with less attractive terms and yields.

The Investment Management Company's use of derivatives may increase these risks by increasing investment exposure (which may be considered leverage) or, in the case of many over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations.

The Fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

(2) History of the Fund:

October 13, 1954:	Organization of the Fund as a Massachusetts
corporation.

August 13, 1982:	Organization of the Fund as a Massachusetts business
trust. Adoption of the Agreement and Declaration of
Trust.

April 7, 1989:	Adoption of the Amended and Restated Agreement and
Declaration of Trust.

[March 21], 2014:	Adoption of the Amended and Restated Agreement and
Declaration of Trust.

(3) Structure of the Fund

(i) Structure of the Fund

Fund
Putnam Income Fund
Trustees
(Agreement and Declaration of Trust)
Amended and Restated Investor Servicing Agreement
Investor Servicing Agent
Putnam Investor Services, Inc.
(acts as investor servicing agent of the Fund)
Distribution Agreement
Principal Underwriter
Putnam Retail Management Limited Partnership
(acts as distributor)
Agent Company Agreement
Master Custodian Agreement
Custodian
Sub-Accounting Agent
State Street Bank and Trust Company
(acts as custodian and sub-accounting agent of the Fund)
Japan Dealer Sales Contract
Management Contract
Distributor in Japan
Agent Company
Mizuho Securities Co., Ltd.
(forwarding of sales and repurchases of the Shares of the Fund in Japan and rendering of service as agent company)
Master Sub-Accounting Services Agreement
Investment Management Company
Putnam Investment Management, LLC
(acts as investment manager of the Fund and investment adviser concerning the Fund's assets)
Sub-Management Contract
Sub-Investment Management Company
Putnam Investments Limited
(may act as investment adviser concerning a portion of the Fund's assets)

(ii) The name, Role in Management of the Fund and Outline of Agreements of Affiliated Parties of the Investment Management Company and the Fund:

Name	Role in the management	Summary of the agreement, etc.
of the Fund

Putnam Investment	Investment	The Investment Management Company
Management, LLC	Management Company	has entered into a Management Contract
(Note 1) with the Fund dated February 27,
2014, which sets out that the Investment
Management Company provides
investment management services and
investment advisory services in relation
to the Fund' assets.

Putnam Investments	Sub-Investment	The Sub-Investment Management
Limited	Management Company	Company has entered into a
(the "Sub-Investment		Sub-Management Contract (Note 2) with
Management		the Investment Management Company
Company")		dated February 27, 2014 in which the
Sub-Investment Management Company
agree to act as the sub-investment
manager for a portion of the Fund's
assets.

State Street Bank and	Custodian and	The Custodian has entered into the
Trust Company	Sub-Accounting Agent	Master Custodian Agreement (Note 3) with
(the "Custodian" or the		the Fund dated January 1, 2007 (amended
"Sub-Accounting		as of August 1, 2013), which sets out that
Agent")		the Custodian serves as a custodian of the
Fund' assets.
The Sub-accounting Agent has entered
into the Master Sub-Accounting Services
Agreement (Note 5) with the Investment
Management Company dated January 1,
2007 (amended as of August 1, 2013),
which sets out that such agent serves as a
sub-accounting agent of the Fund.

Putnam Investor	Investor Servicing	The Investor Servicing Agent has entered
Services, Inc.	Agent	into the Amended and Restated Investor
(the "Investor		Servicing Agreement (Note 4) with the Fund
Servicing Agent")		and the Investment Management
Company dated July 1, 2013, which sets
out that the Investor Servicing Agent
provides all services required by the Fund
in connection with the establishment,
maintenance and recording of
shareholder accounts, including without
limitation, all related tax and other
reporting requirements, and the
implementation of investment and
redemption arrangements offered in
connection with the sale of the Fund's
shares.

Putnam Retail	Principal Underwriter	The Principal Underwriter has entered
Management Limited		into the Distributor's Contract with the
Partnership ("Putnam		Fund dated July 1, 2013, which sets out
Retail Management" or		that the Principal Underwriter distributes
the "Principal		shares of the Fund.
Underwriter")

Mizuho Securities Co.,	Agent Company	The Agent Company has entered into the
Ltd.	Distributor in Japan	Agent Company Agreement (Note 6) with
(the "Agent Company"		the Fund dated July 23, 1997, which sets
or the "Distributor in		out the agent company's services in
Japan")		Japan.
The Distributor in Japan has entered into
the Japan Dealer Sales Contract (Note 7)
with Putnam Retail Management dated
August 18, 1997, which sets out that the
Distributor in Japan forwards sales and
repurchase orders in Japan to Putnam
Retail Management.

(Note 1) The "Management Contract" shall mean an agreement by which the Investment Management Company agrees to provide investment management services for the Fund and investment advisory services for the Fund’s assets.

(Note 2) The "Sub-Management Contract" is an agreement by which the Sub-Investment Management Company agrees to provide investment advisory services for a portion of the Fund's assets as determined from time to time by Investment Management Company.

(Note 3) The "Amended and Restated Investor Servicing Agreement" is an agreement by which the Investor Servicing Agent agrees to provide investor servicing agent functions to the Fund.

(Note 4) The "Master Custodian Agreement" in an agreement by which the Custodian provides services for the Fund's assets such as custody, delivery and registration of the securities, funds and other property owned by the Fund.

(Note 5) The "Master Sub-Accounting Services Agreement" is an agreement by which the Sub-Accounting Agent agrees to provide sub-accounting agent functions to the Fund.

(Note 6) The "Agent Company Agreement" shall mean an agreement that the Agent Company in Japan, which was appointed by the Fund, agrees to distribute the prospectuses to the Sales Handling Companies regarding the shares of the Fund, publish the net asset value per share, and distribute the documents such as the management reports, etc. in accordance with the provisions of the applicable laws and regulations of Japan and/or the rules of the Japan Securities Dealers' Association.

(Note 7) The "Japan Dealer Sales Contract" shall mean an agreement that the Distributor in Japan agrees to sell the shares delivered by the Investment Management Company for the purpose of public offering in Japan in accordance with the provisions of the applicable laws and regulations of Japan and the prospectus.

(iii) Outline of the Fund and the Investment Management Company

A. Fund

(A) Law of Place of Incorporation

The Fund is a Massachusetts business trust organized in Boston Massachusetts, U.S.A. on August 13, 1982 as the successor to The Putnam Income Fund, Inc., a Massachusetts corporation formed on October 13, 1954.

Chapter 182 of the Massachusetts General Laws prescribes the fundamental matters in regard to the operations of certain business trusts constituting voluntary associations under that chapter.

The Fund is an open-end, diversified management company under the Investment Company Act of 1940, as amended (the "1940 Act").

(B) Purpose of the Fund

The purpose of the Fund is to provide investors with a managed investment primarily in securities, debt instruments and other instruments and rights of a financial character.

(C) Amount of Capital Stock

Not applicable.

(D) History of the Fund

October 13, 1954:	Organization of the Fund as a Massachusetts
corporation.

August 13, 1982:	Organization of the Fund as a Massachusetts business
trust. Adoption of the Agreement and Declaration of
Trust.

April 7, 1989:	Adoption of the Amended and Restated Agreement and
Declaration of Trust.

(E) Information Concerning Major Shareholders

Not applicable.

B. Putnam Investment Management, LLC (the "Investment Management Company")

(A) Law of Place of Incorporation

The Investment Management Company was established on November 29, 2000. The Investment Management Company is a limited liability company organized under the law of the State of Delaware, U.S.A. Its investment advisory business is regulated under the Investment Advisers Act of 1940, as amended.

Under the Investment Advisers Act of 1940, an investment adviser means, with certain exceptions, any person who, for compensation, engages in the business of advising others, either directly or through publications or writings, as to the value of securities or as to the advisability of investing in, purchasing or selling securities, or who, for compensation and as part of a regular business, issues or promulgates analyses or reports concerning securities. Investment advisers under the Investment Advisers Act of 1940 may not conduct their business unless they are registered with the U.S. Securities and Exchange Commission (the "SEC").

The Investment Management Company is registered as an investment adviser under the Investment Advisers Act of 1940.

(B) Purpose of the Company

The Investment Management Company's primary business is investment management, which includes the buying, selling, exchanging and trading of securities of all descriptions on behalf of mutual funds in any part of the world.

(C) Amount of Capital Stock

1. Amount of Member's Equity of the Investment Management Company (as of the end of January, 2014):

$31,483,089* (approximately JPY 3.2 billion) (Unaudited)

2. Amount of Member's Equity (for the past five years):

	Amount of
Year	Member's Equity

End of 2009	$69,079,977
End of 2010	$82,851,104
End of 2011	$135,510,826
End of 2012	$21,073,034
End of 2013	$31,629,941	*(Unaudited)

* Consists of all components of equity and Parent Company relationship.

(D) History of the Investment Management Company

The Investment Management Company is one of America's oldest and largest money management firms. The Investment Management Company's staff of experienced portfolio managers and research analysts selects securities and constantly supervises the Fund's portfolio. By pooling an investor's money with that of other investors, a greater variety of securities can be purchased than would be the case individually; the resulting diversification helps reduce investment risk. The Investment Management Company has been managing mutual funds since 1937.

The firm serves as the Investment Management Company for the funds in the Putnam family, with mutual fund assets of approximately $76.5 billion in aggregate net asset value and over 4 million shareholder accounts at January 31, 2014. An affiliate of the Investment Management Company, The Putnam Advisory Company, LLC, manages non-U.S. and U.S. institutional accounts and mutual funds, including the accounts of many Fortune 500 companies. Another affiliate of the Investment Management Company, the Sub-Investment Management Company, provides a full range of international advisory services to institutional and retail clients. Another affiliate, the Investor Servicing Agent, provides shareholder services to the Putnam funds.

Total assets under management by Putnam entities, including assets of mutual funds and other clients, are over US$147 billion as of January 31, 2014.

The Investment Management Company, Putnam Retail Management, the Sub-Investment Management Company and the Investor Servicing Agent are subsidiaries of Putnam Investments, LLC (the "Putnam Investments"), which is located at One Post Office Square, Boston, Massachusetts 02109 and is an indirect subsidiary of Great-West Lifeco, Inc., a financial services holding company with operations in Canada, the United States and Europe and which is a member of the Power Financial Corporation group of companies. Power Financial Corporation, a global company with interests in the financial services industry, is a subsidiary of Power Corporation of Canada, a financial, industrial, and communications holding company, of which The Desmarais Family Residuary Trust, through a group of private holding companies which it controls, has voting control. This voting control over Power Corporation of Canada shares was transferred from the Honorable Paul G. Desmarais to The Desmarais Family Residuary Trust upon Mr. Desmarais' death on October 8, 2013.

(E) Information Concerning Major Stockholders

As of January 31, 2014, all the outstanding interests of the Investment Management Company were owned by Putnam Investments. See subsection (D) above.

(4) Outline of Laws Regulating the Fund in the Jurisdiction Where Established:

The Fund was created under, and is subject to, the laws of the Commonwealth of Massachusetts. The sale of the Fund's shares is subject to, among other things, the Securities Act of 1933, as amended (the "1933 Act"), and certain state securities laws.

The following is a broad outline of certain of the principal statutes regulating the operations of the Fund in the United States: (A) Massachusetts General Laws, Chapter 182 - Voluntary Associations and Certain Trusts: A copy of the declaration of trust must be filed with the Secretary of The Commonwealth of Massachusetts and the Clerk of every city or town where the trust has a usual place of business. Any amendment of the declaration of trust must be filed with the Secretary and the Clerk within thirty days after the adoption of such amendment.

A trust must annually file with the Secretary of The Commonwealth on or before June 1, a report providing the name of the trust, its address, number of shares outstanding and the names and addresses of its trustees.

Penalties may be assessed against the trust for failure to comply with certain of the provisions of Chapter 182.

(B) Investment Company Act of 1940:

The 1940 Act, in general, requires investment companies to register as such with the SEC, and to comply with a number of substantive regulations of their operations. The 1940 Act requires an investment company, among other things, to provide periodic reports to its shareholders.

(C) Securities Act of 1933:

The 1933 Act, regulates many sales of securities. The 1933 Act, among other things, imposes various registration requirements upon sellers of securities and provides for various liabilities for failures to comply with its provisions or in respect of other specified matters.

(D) Securities Exchange Act of 1934:

The Securities Exchange Act of 1934, as amended (the "1934 Act"), regulates a variety of matters involving, among other things, the secondary trading of securities, periodic reporting by the issuers of securities, and certain of the activities of transfer agents and brokers and dealers.

(E) The U.S. Internal Revenue Code of 1986:

An investment company is generally an entity subject to U.S. federal income taxation under the U.S. Internal Revenue Code of 1986, as amended (the "Code"). However, under Subchapter M of the Code, an investment company may be relieved of federal taxes on income and gains it distributes to shareholders if it qualifies as a "regulated investment company" and meets all other necessary requirements.

(F) Other laws:

The Fund is subject to the provisions of other laws, rules, and regulations applicable to the Fund or its operations, such as various state laws regarding the sale of the Fund's shares.

(5) Outline of Disclosure System:

(A) Disclosure in United States of America:

(i) Disclosure to shareholders

In accordance with the 1940 Act, the Fund is required to send to its shareholders annual and semi-annual reports containing financial information.

(ii) Disclosure to the SEC

The Fund has filed a registration statement with the SEC on Form N-1A; the Fund updates that registration statement periodically in accordance with the 1940 Act.

(B) Disclosure in Japan:

(i) Disclosure to the Supervisory Authority:

(a) Disclosure Required under the Financial Instruments and Exchange Law: When the Fund intends to offer the Shares amounting to more than a certain amount in Japan, it shall submit to the Director of Kanto Local Finance Bureau of the Ministry of Finance of Japan securities registration statements.

The said documents are made available for public inspection for investors and any other persons who desire through the electronic disclosure system regarding disclosure materials such as annual securities reports, etc. pursuant to the Financial Instruments and Exchange Law (Law No. 25 of 1948, as amended) (hereinafter referred to the "Financial Instruments and Exchange Law") of Japan ("EDINET"), etc.

The Sales Handling Companies of the Shares shall deliver to the investors the "Prospectuses to be delivered" (the prospectuses to be delivered in advance or at once in accordance with the provisions of the Financial Instrument and Exchange Law) the "Prospectuses to be delivered" (the prospectuses to be delivered in advance or at once in accordance with the provisions of the Financial Instrument and Exchange Law). In case of the investors' request, they shall deliver to the investors the "Prospectuses to be delivered if requested" (the prospectuses to be delivered if requested in accordance with the provisions of the Financial Instrument and Exchange Law). For the purpose of disclosure of the financial conditions, etc., the Trustees shall submit to the Director of Kanto Local Finance Bureau of the Ministry of Finance of Japan securities reports within 6 months of the end of each fiscal year, semi-annual reports within 3 months of the end of each semi-annual period and extraordinary reports from time to time when changes occur as to material subjects of the Fund. These documents are available for public inspection for the investors and any other persons who desire at Kanto Local Finance Bureau of the Ministry of Finance or EDINET, etc.

(b) Notifications, etc. under the Law Concerning Investment Trusts and Investment Corporations

Prior to offering of Shares for sale, the Fund must file in advance the prescribed matters on the Fund with the Commissioner of Financial Services Agency under the Law Concerning Investment Trusts and Investment Corporations (the Law No.198, 1951, as amended) (hereinafter referred to as the "Investment Trusts Law"). In addition, if the Fund amends the Agreement and the Declaration of the Trust of the Fund, or in certain other prescribed cases, the Fund must file in advance the contents of such amendment and the reasons therefor, etc. with the Commissioner of Financial Services Agency. Further, the Fund must prepare the Management Report on the prescribed matters concerning the assets of the Fund under the Investment Trusts Law immediately after the end of each calculation period of the Fund and must file such Report with the Commissioner of Financial Services Agency.

(ii) Disclosure to Japanese Shareholders:

If the Fund intends to make any amendment to the Agreement and Declaration of Trust of the Fund and the amendment is significant or in certain other prescribed cases, the Fund shall provide in advance a written notice of such amendment and the reasons therefor, etc. to all Japanese Shareholders known to the Sales Handling Companies in Japan.

The Japanese Shareholders will be notified of the material facts which would change their position and of notices from the Fund, through the Sales Handling Companies.

The above-described Management Report on the Fund will be sent to the shareholders known in Japan.

(6) Outline of the Supervisory Authority:

Among the regulatory authorities having jurisdiction over the Fund or certain of its operations are the SEC and state regulatory agencies or authorities.

a. The SEC has broad authority to oversee the application and enforcement of U.S. federal securities laws, including the 1940 Act, the 1933 Act, and the 1934 Act, among others, to the Fund. The 1940 Act provides the SEC with broad authority to inspect the records of investment companies, to exempt investment companies or certain practices from the provisions of the Act, and otherwise to enforce the provisions of the Act.

b. State authorities typically have broad authority to regulate the offering and sale of securities to their residents or within their jurisdictions and the activities of brokers, dealers, or other persons directly or indirectly engaged in related activities.

2. INVESTMENT POLICY

(1) Basic Policy for Investment:

This section contains greater detail on the Fund's main investment strategies. It is important to keep in mind that risk and reward generally go hand in hand; the higher the potential reward, the greater the risk. The Investment Management Company pursues the Fund's goal by investing mainly in bonds that are securitized debt instruments and other government and corporate obligations.

(2) Objectives of Investment:

INVESTMENTS

The Fund invests mainly in bonds that are securitized debt instruments (such as mortgage-backed investments) and other obligations of companies and governments worldwide denominated in U.S. dollars, are either investment-grade or below-investment-grade in quality (sometimes referred to as "junk bonds"), and have intermediate- to long-term maturities (three years or longer). The Investment Management Company may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. The Fund typically uses to a significant extent derivatives, such as futures, options and swap contracts, for both hedging and non-hedging purposes.

(3) Management Structure of the Fund:

The Fund's Trustees

As shareholders of a mutual fund, investors have certain rights and protections, including representation by a Board of Trustees. The Putnam Funds' Board of Trustees oversees the general conduct of the Fund's business and represents the interests of Fund shareholders. At least 75% of the members of the Putnam Funds' Board of Trustees are independent, which means they are not officers of the Fund or affiliated with the Investment Management Company.

The Trustees periodically review the Fund's investment performance and the quality of other services such as administration, custody, and investor services. At least annually, the Trustees review the fees paid to the Investment Management Company and its affiliates for providing or overseeing these services, as well as the overall level of the Fund's operating expenses. In carrying out their responsibilities, the Trustees are assisted by an administrative staff, auditors and legal counsel that are selected by the Trustees and are independent of the Investment Management Company and its affiliates.

The Fund's Investment Management Company

The Trustees have retained the Investment Management Company, which has managed mutual funds since 1937, to be the Fund's investment manager, responsible for making investment decisions for the Fund and managing the Fund's other affairs and business.

The Investment Management Company is ultimately managed by its managing member. The Sub-Investment Management Company is ultimately managed by its Board of Directors which is elected by its shareholders.

The basis for the Trustees' approval of the Fund's management contract and the sub-management contract described below is discussed in the Fund's annual report to shareholders dated October 31, 2013 and filed with the SEC.

Pursuant to this arrangement, Putnam investment professionals who are based in non-U.S. jurisdictions may serve as portfolio managers of the Fund or provide other investment services, consistent with local regulations.

In selecting portfolio securities for the Fund, the Investment Management Company looks for securities that represent attractive values based on careful issue-by-issue credit analysis and numerous on-site visits and other contacts with issuers every year. The Investment Management Company is one of the larger managers of high yield and other debt securities in the United States.

Portfolio managers.

The officers of the Investment Management Company identified below are primarily responsible for the day-to-day management of the Fund's portfolio.

Portfolio	Joined
Managers	Fund	Employer	Positions Over Past Five Years

Michael V.	2007	The Investment Management	Co-Head, Fixed Income
Salm		Company	Previously, Team Leader, Liquid Markets and Mortgage
		1997-Present	Specialist

Brett S.	2011	The Investment Management	Portfolio Manager
Kozlowski		Company	Previously, Structured Credit Specialist
		2008-Present

Kevin F.	2005	The Investment Management	Portfolio Manager
Murphy		Company	Previously, Team Leader, High Grade Credit
		1999-Present

(Note) The above information is as of February 28, 2014, and may change in the future.

Ownership of securities

The dollar range of shares of the Fund owned by each portfolio manager at the end of the Fund's last fiscal year, including investments by immediate family members and amounts invested through retirement and deferred compensation plans, was as follows:

Portfolio Managers	Dollar range of shares owned
Michael V. Salm	$0
Brett S. Kozlowski	$0
Kevin F. Murphy	$100,001 - $500,000

Compensation of portfolio managers.

The Investment Management Company's goal for its products and investors is to deliver strong performance versus peers or performance ahead of the applicable benchmark, depending on the product, over a rolling 3-year period. Portfolio managers are evaluated and compensated, in part, based on their performance relative to this goal across the products they manage. In addition to their individual performance, evaluations take into account the performance of their group and a subjective component.

Each portfolio manager is assigned an industry competitive incentive compensation target consistent with this goal and evaluation framework. Actual incentive compensation may be higher or lower than the target, based on individual, group, and subjective performance, and may also reflect the performance of the Investment Management Company as a firm. Typically, performance is measured over the lesser of three years or the length of time a portfolio manager has managed a product.

Incentive compensation includes a cash bonus and may also include grants of deferred cash, stock or options. In addition to incentive compensation, portfolio managers receive fixed annual salaries typically based on level of responsibility and experience.

For the Fund, the Investment Management Company evaluates performance based on the Fund's peer ranking in the Lipper Corporate Debt Funds A-Rated Category, which is based on pre-tax performance.

Structure of Fund Management:

As described above, the Fund will invest mainly in bonds denominated in U.S. dollars. The Investment Management Company shall faithfully carry out the stated investment objectives of the Fund. In accordance with the 1940 Act, the Fund has "fundamental" investment restrictions governing certain of its investment practices, as described below.

(a) Investment Team

At the Investment Management Company, a fixed-income team of about 70 investment professionals is organized into specialized sector teams and integrated research teams with a centralized portfolio construction and risk management platform.

(b) Investment Process

Investment Philosophy

The Core Fixed Income Team (the "Team") believes that fixed income markets are inefficient at pricing the risk of various securities, and that active management can add value to client portfolios by exploiting these inefficiencies through the disciplined and systematic application of a well-defined, robust investment process. Such a process, in the Team's view, is characterized by multiple sources of potential excess return, inherent risk controls, and a broad investment universe taking advantage of the entire opportunity set available. This is intended to ensure that the Team's investment process does not become overly reliant on any one particular strategy or opportunity that may only be sporadically available or effective. In addition, this approach seeks to provide the Team with the flexibility to isolate only the most attractive sources of excess return in the marketplace at any given time.

The Team's investment philosophy is based on the following premises:

► Active Management succeeds through the identification and exploitation of market inefficiencies and in particular understanding the reasons for the inefficiencies.

► Exploiting the Full Opportunity Set - The Team believes exploitable inefficiencies exist in all areas of the fixed income markets and looks to take advantage of all of them. Furthermore, the Team believes that the greatest opportunities occur in security selection, especially in the newer or more complex market segments. The Team believes that it has a particular advantage in these areas as few active managers put the same focus on these opportunities for their sources of returns.

► Disciplined, Diverse Set of Decisions - The Team believes identification of inefficiencies is difficult, takes discipline, and can never be guaranteed in an individual case. The Team believes that diversification will provide it with consistent returns where its skill is applied; a disciplined approach it believes will ensure that such results are repeatable.

► Dedicated Sector Specialist Teams - Understanding the dynamics of fixed income markets and individual securities is a complex, technical area with vast volumes of information. The Team believes that opportunities are most effectively exploited by dedicated sector specialist teams, built with industry veterans possessing complementary skill sets and using next-generation analytical techniques and tools.

► Robust Research Capabilities - A broad research platform is required to exploit the opportunities available in the marketplace. The Team's analysis of the market is based upon fundamental, macroeconomic, and quantitative research. Research is focused on developing both a top-down view of broader market performance and a bottom-up outlook for individual securities. Each strategy employed in the portfolio may depend upon a different blend of these types of research; therefore strong capabilities are required in each area.

Central to the Team's investment philosophy is that it uses the full opportunity set in searching for the most attractive investments from a risk/return perspective. As such, the Team is agnostic in its approach to investing and seeks to be not overly reliant on one source of alpha. In support of this approach, the Team has built strong sub-teams in global rates, structured and securitized, and credit which it believes will allow it to outperform in market environments where any specific sector is in or out of favor. The Team's portfolios are intended to be constructed without embedded structural sector biases that could cause a drag on portfolio performance in any specific market environment. The Team believes it is positioned to take advantage of whatever opportunity the market presents, and to adjust its alpha sources accordingly.

Summary Investment Process

Generating alpha is where the skill of the Investment Management Company's over 70-member Team is applied, and what the Team is compensated for. Regardless of risk/return levels, liability benchmarks, or guideline constraints, the Team's mission is the relentless pursuit of the broadest possible range of independent strategies.

The Team employs a bottom-up approach to identify and capture security specific idiosyncratic risk in the Fund. Investment strategies access all areas of the U.S. investment-grade fixed income market, including Treasuries and Agencies, credit, and securitized (MBS, ABS, CMBS, CMO). In addition to security selection and sub-sector allocation, the Team employs duration and yield curve strategies (term structure), as a separate uncorrelated source of excess return.

The Team's Sector Specialists scour these areas of the market searching for mispriced (undervalued) securities. It is the extent to which these bonds are undervalued relative to their sectors that the Team seeks to capture in the Fund (i.e. the idiosyncratic risk of the security), not sector, or interest rate risk. Derivatives, such as futures or swaps, are employed in an attempt to help eliminate these risks. This process is repeated on a large scale, upwards of 80-100 times, across all sectors of the market, resulting in what the Team believes is a diversified portfolio of independent alpha sources.

The Team's dedicated Portfolio Construction group determines the optimum way to combine these alpha strategies in a systematic and objective fashion using its proprietary global risk system (a covariance matrix of common factors and security specific risk that serve as the basis for forecasting the return volatility of a set of securities). Security weights are set to the highest information ratio possible (typically at least 1.0), and are sized so that no one strategy or macro theme should dominate the risk profile of the portfolio.

Allocating risk to specific strategies is a dynamic process and a function of the types of strategies being uncovered by the Team's Sector Specialists. At any given time the Fund may be running upwards of 80-100 different alpha generating strategies, which are sized according to the distribution of potential returns and the Team's conviction in the strategy. Depending on the current market environment and the opportunities available, the mix of strategies employed in the Fund can change significantly. The Team does not establish static or target risk allocations as part of a top-down analysis of the markets and sectors and allocate risk to these targets. Rather, the risk budgeting process is based on bottom-up analysis of specific strategies, looking at historical volatilities and correlations in conjunction with the other strategies in the portfolio to establish active weights that reflect the Team's conviction in the strategy as well as an understanding of all potential risks.

The Fund utilizes a bottom-up driven investment process that seeks to take advantage of the full opportunity set within the U.S. investment-grade fixed income market, as shown in the graphic below, taking full account of the specialized sector expertise of the Investment Management Company's over 70 member Team. There are approximately 10,000 securities available in the Fund's investable universe.

Emerging Markets Debt
Currency
Euro High Yield
Macro Research
Term Structure
Country
U.S. High Yield
Liquidity
Term Structure
Convertible Bonds
Credit
Portfolio construction
Bank Loans
Agency/Govt
Prepayments
Investment-Grade Corporates
Volatility
MBS PT, CMO, Derivatives
Non-Agency RMBS
ABS/CMBS

(c) Management of Fund Business

Investment Division
Risk and Portfolio Analysis group
Performance and Analytics Team
Legal and Compliance Division
Chief of Operations
Senior Management
Internal and External Inspections

Performance and Analytics Team

Independently from the Investment Division, the Performance and Analytics Team measures the Fund's performance, and reports to the Chief of Operations.

Legal and Compliance Division

Independently from the Investment Division, the Legal and Compliance Division monitors portfolio holdings, trading compliance and Fund investment restriction compliance. These matters are monitored and resolved according to the Investment Management Company's broad-based compliance policies and procedures and applicable legal requirements. The Legal and Compliance Division reports directly to senior management, and not to the Investment Division or other business divisions.

Risk and Portfolio Analysis Group

The Investment Management Company has also established an independent Risk and Portfolio Analysis Group ("RPAG"). RPAG is part of the Investment Division and is charged with identifying, monitoring, and assessing risk factors and contracts across the Investment Management Company's investment activities. RPAG and its head do not have direct responsibility for the management of client portfolios. This organizational structure is intended to facilitate an unbiased assessment of risk.

Internal and External Inspections

Various aspects of the operations of the Investment Management Company, including its management of the Fund, are included in the scope of internal audits performed by the Investment Management Company's internal audit function, which conducts a broad spectrum of audits developed using a risk-based approach. The internal audit function tracks and tests the remediation of its recommendations, and provides reports to Senior Management. In addition, various aspects of the internal control environment of the Investment Management Company and its affiliates are subject to review by a third-party audit firm on a periodic basis.

As noted above, the Investment Management Company's business operations (including not only investment compliance, but other key areas such as distribution/sales and operations), are subject to ongoing monitoring by the Investment Management Company's Legal and Compliance Division, which consists of a variety of sub-groups covering different areas of the business. The Investment Management Company is further subject to regulation and inspection by the SEC.

All employees of the Investment Management Company are bound by the Investment Management Company's Code of Ethics, which includes certain restrictions on personal investing and disclosure requirements. Additional requirements under the Code of Ethics apply to investment professionals of the Investment Management Company. Compliance with the Code of Ethics is monitored on an ongoing basis by the Legal and Compliance Division. Oversight of third parties

Service providers of the Fund (including the Investor Servicing Agent, the Custodian and Sub-Accounting Agent, and the Principal Underwriter) as described in "1. Nature of the Fund, (3) Structure of the Fund" above, are monitored by the Investment Management Company, through each contract with the relevant service provider. These contracts may be terminated under certain circumstances. (Because the Principal Underwriter and Investor Servicing Agent are affiliates of the Investment Management Company, they are subject to the same control and compliance environment as the Investment Management Company and are not third-party service providers.)

The Investment Management Company seeks to monitor the level of service provided to the Fund by third-party providers in the first instance through ongoing contacts between Operations professionals of the Investment Management Company and the relevant service providers.

(4) Distribution Policy:

The Fund normally distributes any net investment income monthly and any net realized capital gains annually. Typically, the payment of distributions to Japanese investors will be made around the end of each month by the Distributor.

(Note) The above statement will not guarantee the payment of future distributions, if any, or the amount thereof.

(5) Restrictions on Investment:

Except for the investment restrictions designated as fundamental below, the investment restrictions described in this Securities Registration Statement and the Japanese prospectus are not fundamental investment restrictions. The Trustees may change any non-fundamental restrictions without shareholder approval. As fundamental investment restrictions, which may not be changed without a vote of a majority of the outstanding voting securities, the Fund may not and will not:

(a) With respect to 75% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities or to securities issued by other investment companies.

(b) With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.

(c) Borrow money in excess of 33 1/3% of the value of its total assets (not including the amount borrowed) at the time the borrowing is made. (Note)

(d) Make loans, except by purchase of debt obligations in which the Fund may invest consistent with its investment policies (including without limitation debt obligations issued by other Putnam funds), by entering into repurchase agreements, or by lending its portfolio securities.

(e) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

(f) Purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts and options and may enter into foreign currency exchange transactions and other financial transactions not involving physical commodities.

(g) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain U.S. federal securities laws.

(h) Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the Fund's total assets would be invested in any one industry.

(Note) So long as shares of the Fund are being offered for sale by the Fund in Japan, the Fund may not borrow money in excess of 10% of the value of its total assets.

The 1940 Act provides that a "vote of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding Fund shares, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding Fund shares are represented at the meeting in person or by proxy.

For purposes of the Fund's fundamental policy on commodities and commodities contracts ((f) above), at the time of the establishment of the policy, swap contracts on financial instruments or rates were not within the understanding of the terms "commodities" or "commodity contracts", and notwithstanding any federal legislation or regulatory action by the Commodity Futures Trading Commission ("CFTC") that subject such swaps to regulation by the CFTC, the Fund will not consider such instruments to be commodities or commodity contracts for purposes of this policy.

For purposes of the Fund's fundamental policy on industry concentration ((h) above), the Investment Management Company determines the appropriate industry categories and assigns issuers to them, informed by a variety of considerations, including relevant third party categorization systems. Industry categories and issuer assignments may change over time as industry sectors and issuers evolve. Portfolio allocations shown in shareholder reports and other communications may use broader investment sectors or narrower sub-industry categories.

The following non-fundamental investment policies may be changed by the Trustees without shareholder approval:

(I) The Fund will not invest in (a) securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the Fund (or the person designated by the Trustees of the Fund to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Fund's net assets (taken at current value) would be invested in securities described in (a), (b) and (c) above.

(II) The Fund will not issue any class of securities which is senior to the Fund's shares of beneficial interest, except for permitted borrowings.

In addition, so long as shares of the Fund are being offered for sale by the Fund in Japan, the Fund has undertaken to the Japanese Securities Dealers Association that the Fund will not:

a) invest more than 15% of its net assets in securities that are not traded on an official exchange or other regulated market, including, without limitation, the U.S. National Association of Securities Dealers Automated Quotation System (this restriction shall not be applicable to bonds determined by the Investment Management Company to be liquid and for which a market price (including a dealer quotation) is generally obtainable or determinable);

b) borrow money in excess of 10% of the value of its total assets;

c) make short sales of securities in excess of the Fund's net asset value; and

d) together with other mutual funds managed by the Investment Management Company, acquire more than 50% of the outstanding voting securities of any issuer.

If the undertaking is violated, the Fund will, promptly after discovery of the violation, take such action as may be necessary to cause the violation to cease, which shall be the only obligation of the Fund and the only remedy in respect of the violation. This undertaking will remain in effect as long as shares of the Fund are qualified for offer or sale in Japan and such undertaking is required by the Japanese Securities Dealers Association as a condition of such qualification.

Also, in connection with the Fund's offering of its shares in Japan, the Fund has adopted the following non-fundamental investment restriction:

The Fund will not invest in equity securities or warrants except that the Fund may invest in or hold preferred securities if and to the extent that such securities are characterized as debt for purposes of determining the Fund's status as a "bond investment trust" under the Income Tax Law of Japan. There can be no assurance that the Fund will be able to invest in such preferred securities.

Notwithstanding the foregoing restriction, the Fund may invest in asset-backed, hybrid and structured bonds and notes. These investments may entail significant risks that are not associated with a similar investment in a traditional debt instrument. The risks of a particular investment of this type will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying assets to which the interest rate or return is linked, which may include equity securities.

All percentage limitations on investments (other than pursuant to non-fundamental restriction (I)) will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

3. INVESTMENT RISKS:

(1) Risk Factors:

A description of the risks associated with the Fund's main investment strategies follows:

Interest rate risk. The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument's value usually will not affect the amount of interest income paid to the Fund, but will affect the value of the Fund's shares. Interest rate risk is generally greater for investments with longer maturities.

Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore the Fund might not benefit from any increase in value as a result of declining interest rates.

Credit risk. Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, debt of issuers with poor credit prospects usually offers higher yields than debt of issuers with more secure credit. Higher-rated investments generally have lower credit risk.

The Fund invests mostly in investment-grade investments. These are rated at least BBB or its equivalent by a U.S. nationally recognized securities rating agency, or are unrated investments the Investment Management Company believes are of comparable quality. The Fund may also invest in securities rated below investment grade. However, the Fund will not invest in securities that are rated lower than B or its equivalent by each rating agency rating the investment, or in unrated securities that the Investment Management Company believes are of comparable quality. The Fund will not necessarily sell an investment if its rating is reduced after the Fund buys it.

Investments rated below BBB or its equivalent are below investment-grade in quality (sometimes referred to as "junk bonds"). This rating reflects a greater possibility that the issuers may be unable to make timely payments of interest and principal and thus default. If this happens, or is perceived as likely to happen, the values of those investments will usually be more volatile and are likely to fall. A default or expected default could also make it difficult for the Fund to sell the investments at prices approximating the values the Fund had previously placed on them. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it difficult for the Fund to buy or sell certain debt instruments or to establish their fair value. Credit risk is generally greater for zero-coupon bonds and other investments that are issued at less than their face value and that are required to make interest payments only at maturity rather than at intervals during the life of the investment.

Credit ratings are based largely on the issuer's historical financial condition and the rating agencies' investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer's current financial condition, and does not reflect the assessment of an investment's volatility or liquidity. Although the Investment Management Company considers credit ratings in making investment decisions, it performs its own investment analysis and does not rely only on ratings assigned by the rating agencies. The Investment Management Company's success in achieving the Fund's investment objective may depend more on its own credit analysis when the Investment Management Company buys lower quality bonds than when it buys higher quality bonds. The Fund may have to participate in legal proceedings involving the issuer. This could increase the Fund's operating expenses and decrease its net asset value.

Although investment-grade investments generally have lower credit risk, they may share some of the risks of lower-rated investments. U.S. government investments generally have the least credit risk, but are not completely free of credit risk. While some investments, such as U.S. Treasury obligations and Ginnie Mae certificates, are backed by the full faith and credit of the U.S. government, others are backed only by the credit of the issuer. Mortgage-backed securities may be subject to the risk that underlying borrowers will be unable to meet their obligations.

Prepayment risk. Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on securitized debt instruments, including mortgage-backed and asset-backed investments, typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. The Fund may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. Compared to debt that cannot be prepaid, mortgage-backed investments are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates. Such investments may increase the volatility of the Fund. Some mortgage-backed investments receive only the interest portion or the principal portion of payments on the underlying mortgages. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying mortgages. The market for these investments may be volatile and limited, which may make them difficult to buy or sell. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. Asset-backed securities are subject to risks similar to those of mortgage-backed securities.

Derivatives. The Fund may engage in a variety of transactions involving derivatives, such as futures, options and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments or indexes. The Fund may make use of "short" derivatives positions, the values of which typically move in the opposite direction from the price of the underlying investment, pool of investments or index. The Fund may use derivatives both for hedging and non-hedging purposes. For example, the Fund may use derivatives to increase or decrease the Fund's exposure to long- or short-term interest rates (in the United States or outside the United States) or as a substitute for a direct investment in the securities of one or more issuers. However, the Investment Management Company may also choose not to use derivatives, based on its evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on the Investment Management Company's ability to manage these sophisticated instruments. Some derivatives are "leveraged," which means they provide the Fund with investment exposure greater than the value of the Fund's investment in the derivatives. As a result, these derivatives may magnify or otherwise increase investment losses to the Fund. The risk of loss from certain short derivatives positions is theoretically unlimited. The value of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Non-U.S. investments. The Fund may invest in U.S. dollar-denominated fixed-income securities of non-U.S. issuers, although non-U.S. investments do not represent a primary focus of the Fund. Non-U.S. investments involve certain special risks. For example, their values may decline in response to changes in currency exchange rates, unfavorable political and legal developments, unreliable or untimely information, and economic and financial instability. In addition, the liquidity of these investments may be more limited than for most U.S. investments, which means the Investment Management Company may at times be unable to sell them at desirable prices. Non-U.S. settlement procedures may also involve additional risks. These risks are generally greater in the case of developing (also known as emerging) markets, which typically have less developed legal and financial systems.

Certain of these risks may also apply to some extent to investments in U.S. issuers that are traded in non-U.S. markets, or investments in U.S. issuers that have significant non-U.S. operations.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund's derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivatives transaction will not meet its obligations. For further information about the risks of derivatives, see Miscellaneous Investments, Investment Practices and Risks in the SAI.

Other risks associated with the Fund's investments:

Mortgage-backed and Asset-backed Securities. Mortgage-backed securities, including collateralized mortgage obligations ("CMOs") and certain stripped mortgage-backed securities, represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements.

Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-backed securities. In that event the Fund may be unable to invest the proceeds from the early payment of the mortgage-backed securities in an investment that provides as high a yield as the mortgage-backed securities. Consequently, early payment associated with mortgage-backed securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-backed securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-backed securities. If the life of a mortgage-backed security is inaccurately predicted, the Fund may not be able to realize the rate of return it expected.

Adjustable rate mortgage securities ("ARMs"), like traditional mortgage-backed securities, are interests in pools of mortgage loans that provide investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. Unlike fixed-rate mortgage-backed securities, ARMs are collateralized by or represent interests in mortgage loans with variable rates of interest. These interest rates are reset at periodic intervals, usually by reference to an interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on, among other things, changes in market interest rates or changes in the issuer's creditworthiness. If rates increase due to a reset, the risk of default by underlying borrowers may increase. Because the interest rates are reset only periodically, changes in the interest rate on ARMs may lag changes in prevailing market interest rates. Also, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods. The Fund may also invest in "hybrid" ARMs, whose underlying mortgages combine fixed-rate and adjustable rate features.

Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. The automatic interest rate adjustment feature of mortgages underlying ARMs likewise reduces the ability to lock-in attractive rates. As a result, mortgage-backed and asset-backed securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Fund. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral.

At times, some mortgage-backed and asset-backed securities will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses on securities purchased at a premium.

CMOs may be issued by a U.S. government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity.

Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing their volatility.

Prepayments could result in losses on stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The yield to maturity on an interest only or "IO" class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on the Fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these securities. Conversely, principal only or "POs" tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the Fund's ability to buy or sell those securities at any particular time. The Fund currently does not intend to invest more than 35% of its assets in IOs and POs under normal market conditions.

The risks associated with other asset-backed securities (including in particular the risks of issuer default and of early prepayment) are generally similar to those described above for CMOs. In addition, because asset-backed securities generally do not have the benefit of a security interest in the underlying assets that is comparable to a mortgage, asset-backed securities present certain additional risks that are not present with mortgage-backed securities. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited. For example, revolving credit receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of U.S. state and federal consumer credit laws, many of which give debtors the right to set-off certain amounts owed, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles, rather than by real property.

Asset-backed securities may be collateralized by the fees earned by service providers. The value of asset-backed securities may be substantially dependent on the servicing of the underlying asset and are therefore subject to risks associated with negligence by, or defalcation of, their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.

Risk factors in options transactions. The successful use of the Fund's options strategies depends on the ability of the Investment Management Company to forecast correctly interest rate and market movements. For example, if the Fund were to write a call option based on the Investment Management Company's expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the Fund were to write a put option based on the Investment Management Company's expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

When the Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option's expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by the Fund in the underlying security, since the Fund will not realize a loss if the security's price does not change.

The effective use of options also depends on the Fund's ability to terminate option positions at times when the Investment Management Company deems it desirable to do so. There is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. If a secondary market in options were to become unavailable, the Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events -- such as volume in excess of trading or clearing capability -- were to interrupt its normal operations.

A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be prohibited. If an options market were to become unavailable, the Fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the Fund, as option writer, would remain obligated under the option until expiration or exercise.

Disruptions in the markets for the securities underlying options purchased or sold by the Fund could result in losses on the options. For example, if the Fund is unable to purchase a security underlying a put option it had purchased, the Fund may be unable to exercise the put option. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. The Fund, as holder of such a put option, could lose its entire investment if it is unable to exercise the put option prior to its expiration.

Non-U.S.-traded options are subject to many of the same risks presented by internationally-traded securities. In addition, because of time differences between the United States and various non-U.S. countries, and because different holidays are observed in different countries, non-U.S. options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Over-the-counter ("OTC") options purchased by the Fund and assets held to cover OTC options written by the Fund may, under certain circumstances, be considered illiquid securities for purposes of any limitation on the Fund's ability to invest in illiquid securities. The Fund may use both European-style options, which are only exercisable immediately prior to their expiration, and American-style options, which are exercisable at any time prior to the expiration date.

Securities loans. The Fund may make secured loans of its portfolio securities, on either a short-term or long-term basis, amounting to not more than 25% of its total assets, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. If a borrower defaults, the value of the collateral may decline before the Fund can dispose of it. As a matter of policy, securities loans are made to broker-dealers pursuant to agreements requiring that the loans be continuously secured by collateral consisting of cash or short-term debt obligations at least equal at all times to the value of the securities on loan, "marked-to-market" daily. The borrower pays to the Fund an amount equal to any dividends or interest received on securities lent. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities may pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so to enable the Fund to exercise voting rights on any matters materially affecting the investment. The Fund may also call such loans in order to sell the securities. The Fund may pay fees in connection with arranging loans of its portfolio securities.

Other investments. In addition to the main investment strategies described above, the Fund may make other types of investments, such as investments in hybrid and structured bonds and notes, and preferred securities that would be characterized as debt securities under applicable accounting standards and tax laws. The Fund may also loan portfolio securities to earn income. These practices may be subject to other risks.

Alternative strategies. At times the Investment Management Company may judge that market conditions make pursuing the Fund's usual investment strategies inconsistent with the best interests of Fund shareholders. The Investment Management Company then may take temporary defensive positions that are mainly designed to limit losses, such as investing some or all of the Fund's assets in cash and cash equivalents. However, the Investment Management Company may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the Fund to miss out on investment opportunities, and may prevent the Fund from achieving its goal.

Changes in policies. The Trustees may change the Fund's goal, investment strategies and other policies without shareholder approval, except as otherwise provided.

Portfolio turnover rate. The Fund's portfolio turnover rate measures how frequently the Fund buys and sells investments. A portfolio turnover rate of 100%, for example, would mean that the Fund sold and replaced securities valued at 100% of the Fund's assets within a one-year period. From time to time the Fund may engage in frequent trading. Funds with high turnover may be more likely to realize capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance. The Fund’s portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions.

(2) Management Structure for the Risks:

The Investment Management Company builds risk management into the investment process. The Chief Investment Officer has established a regularly scheduled Risk Meeting which is attended by senior investment professionals representing asset classes across the complex. Members of the Risk & Portfolio Analysis Group attend the Risk Meeting which occurs 1-2 times per month. The purpose of the meeting is to discuss relevant issues regarding risk exposures and investment processes. The forum provides an opportunity for senior investment leaders to raise concerns and facilitate communication of issues across product groups that may warrant further attention.

4. FEES AND TAXES

(1) Sales Charge:

(a) Sales Charge overseas (U.S.A.):

Class M shares

- Initial sales charge of up to 3.25%

- Lower sales charges available for investments of $50,000 or more

- No deferred sales charge (except that a deferred sales charge of 0.40% may be imposed on certain redemptions of shares bought without an initial sales charge)

- Lower annual expenses, and higher dividends, than class B or C shares (not offered in Japan) because of lower 12b-1 fees

- Higher annual expenses, and lower dividends, than class A shares (not offered in Japan) because of higher 12b-1 fees

- No conversion to class A shares (not offered in Japan), so future 12b-1 fees do not decline over time

- Orders for class M shares of one or more Putnam funds, other than class M shares sold to qualified employee-benefit plans, will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class A shares (not available in Japan) (as described below), is $500,000 or more. Investors considering cumulative purchases of $500,000 or more should consider whether class A shares (not offered in Japan) would be more advantageous and consult their financial representative.

Initial sales charges for class M shares

	Class M sales charge
	as a percentage of*:

Amount of purchase	Net amount	Offering
at offering price ($)	invested	price **

Under 50,000	3.36%	3.25%
50,000 but under 100,000	2.30	2.25
100,000 but under 250,000	1.27	1.25
250,000 but under 500,000	1.01	1.00
500,000 and above	N/A***	N/A***

* Because of rounding in the calculation of offering price and the number of shares purchased, actual sales charges paid may be more or less than these percentages.

** Offering price includes sales charge.

*** The Fund will not accept purchase orders for class M shares (other than by employer-sponsored benefit plans) where the total of the current purchase, plus existing account balances that are eligible to be linked under a right of accumulation (as described below) is $500,000 or more.

Reducing investors' class M sales charge

The Fund offers two principal ways for investors to qualify for discounts on initial sales charges on class A (not offered in Japan) and class M shares, often referred to as "breakpoint discounts":

• Right of Accumulation. Investors can add the amount of their current purchases of class A (not offered in Japan) or class M shares of the Fund and other Putnam funds to the value of their existing accounts in the Fund and other Putnam funds. Individuals can also include purchases by, and accounts owned by, their spouse and minor children, including accounts established through different financial representatives. For investors' current purchases, the investors will pay the initial sales charge applicable to the total value of the linked accounts and purchases, which may be lower than the sales charge otherwise applicable to each of their current purchases. Shares of Putnam money market funds, other than money market fund shares acquired by exchange from other Putnam funds, are not included for purposes of the right of accumulation.

To calculate the total value of their existing accounts and any linked accounts, the Fund will use the higher of (a) the current maximum public offering price of those shares or (b) if an investor purchased the shares after December 31, 2007, the initial value of the total purchases, or, if an investor held the shares on December 31, 2007, the market value at maximum public offering price on that date, in either case, less the market value on the applicable redemption date of any of those shares that the investor has redeemed.

• Statement of Intention. A statement of intention is a document in which an investor agrees to make purchases of class A (not offered in Japan) or class M shares in a specified amount within a period of 13 months. For each purchase the investor makes under the statement of intention, the investor will pay the initial sales charge applicable to the total amount the investor has agreed to purchase. While a statement of intention is not a binding obligation on the investor, if the investor does not purchase the full amount of shares within 13 months, the Fund will redeem shares from their account in an amount equal to the difference between the higher initial sales charge the investor would have paid in the absence of the statement of intention and the initial sales charge the investor actually paid.

Account types that may be linked with each other to obtain breakpoint discounts using the methods described above include:

• Individual accounts

• Joint accounts

• Accounts established as part of a retirement plan and IRA accounts (some restrictions may apply)

• Shares of Putnam funds owned through accounts in the name of an investor's dealer or other financial intermediary (with documentation identifying beneficial ownership of shares)

• Accounts held as part of a Section 529 college savings plan managed by the Investment Management Company (some restrictions may apply)

In order to obtain a breakpoint discount, investors should inform their financial representatives at the time they purchase shares of the existence of other accounts or purchases that are eligible to be linked for the purpose of calculating the initial sales charge. The Fund or an investor's financial representatives may ask for records or other information about other shares held in the investor's accounts and linked accounts, including accounts opened with a different financial representatives. Restrictions may apply to certain accounts and transactions. Further details about breakpoint discounts can be found on the Investment Management Company's Web site at putnam.com/individual by selecting "Investment Choices", then "Mutual Funds", and then "Pricing Policies".

Deferred sales charges. A deferred sales charge of 0.40% may apply to class M shares purchased without a sales charge for certain rollover IRA accounts if redeemed within one year of purchase. Deferred sales charges will be based on the lower of the shares' cost and current Net Asset Value ("NAV"). Shares not subject to any charge will be redeemed first, followed by shares held longest. Investors may sell shares acquired by reinvestment of distributions without a charge at any time.

Distribution and service (12b-1) plans. Putnam funds are distributed primarily through dealers (including any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan administrator, and any other institution having a selling, services, or any similar agreement with the Principal Underwriter or one of its affiliates). In order to pay for the marketing of Fund shares and services provided to shareholders, the Fund has adopted distribution and service (12b-1) plans, which increase the annual operating expenses investors pay each year in certain share classes. The Principal Underwriter and its affiliates also make additional payments to dealers that do not increase investors’ Fund expenses. The Fund's 12b-1 plans provide for payments at an annual rate (based on average net assets) of up to 1.00% on class M shares. The Trustees currently limit payments on class M shares to 0.50% of average net assets. Because these fees are paid out of the Fund's assets on an ongoing basis, they will increase the cost of the investor's investment.

For fiscal years 2011, 2012 and 2013, the Principal Underwriter received $837,573, $162,866 and $119,366, respectively, in total front-end sales charges for class M shares, of which it retained $63,220, $13,013 and $9,233, respectively.

Payments to dealers. If investors purchase their shares through a dealer, their dealer generally receives payments from the Principal Underwriter representing some or all of the sales charges and distribution and service (12b-1) fees, if any. The Principal Underwriter and its affiliates also pay additional compensation to selected dealers in recognition of their marketing support and/or program servicing (each of which is described in more detail below). These payments may create an incentive for a dealer firm or its representatives to recommend or offer shares of the Fund or other Putnam funds to its customers. These additional payments are made by the Principal Underwriter and its affiliates and do not increase the amount paid by the investor or the Fund.

The additional payments to dealers by the Principal Underwriter and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that dealer, sales or net sales of a fund attributable to that dealer, or reimbursement of ticket charges (fees that a dealer firm charges its representatives for effecting transactions in Fund shares), or on the basis of a negotiated lump sum payment for services provided.

Marketing support payments are generally available to most dealers engaging in significant sales of Putnam fund shares. These payments are individually negotiated with each dealer firm, taking into account the marketing support services provided by the dealer, including business planning assistance, educating dealer personnel about the Putnam funds and shareholder financial planning needs, placement on the dealer's preferred or recommended fund company list, and access to sales meetings, sales representatives and management representatives of the dealer, as well as the size of the dealer's relationship with Putnam Retail Management. Although the total amount of marketing support payments made to dealers in any year may vary, on average, the aggregate payments are not expected, on an annual basis, to exceed 0.085% of the average net assets of Putnam's retail mutual funds attributable to the dealers.

Program servicing payments, which are paid in some instances to dealers in connection with investments in the Fund by retirement plans and other investment programs, are not expected, with certain limited exceptions, to exceed 0.20% of the total assets in the program on an annual basis. These payments are made for program services provided by the dealer, including participant recordkeeping, reporting, or transaction processing, as well as services rendered in connection with fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services.

Other payments. The Principal Underwriter and its affiliates may make other payments (including payments in connection with educational seminars or conferences) or allow other promotional incentives to dealers to the extent permitted by SEC and U.S. National Association of Securities Dealers ("NASD") (as adopted by the U.S. Financial Industry Regulatory Authority ("FINRA")) rules and by other applicable laws and regulations. The Fund's transfer agent may also make payments to certain dealers in recognition of subaccounting or other services they provide to shareholders or plan participants who invest in the Fund or other Putnam funds through their retirement plan.

(b) Sales Charge in Japan:

The sales charge in Japan shall be 3.24% (3% after tax deduction) of the amount obtained by deduction of the amount equivalent to 3% of the public offering price from such price (hereinafter referred to as the "Sales Price"). Any amount of the Sales Price, over the NAV, shall be retained by the Principal Underwriter. The public offering price means the amount calculated by dividing the NAV by (1-0.0325) and rounding to three decimal places.

Sales charges = {Offering price [NAV / (1- 0.0325) and rounding to three decimal places] – (Offering price x 0.03)} x 0.0324

(2) Repurchase Charge:

(a) Repurchase Charge overseas (U.S.A.):

Not applicable.

(b) Repurchase Charge in Japan:

Repurchase requests in Japan may be made to the Investor Servicing Agent through the Sales Handling Company on a Fund Business Day that is a business day of the Distributor in Japan without a contingent deferred sales charge.

(3) Management Fee, etc.:

Shareholders of your fund approved the Management Contract with Putnam Management effective February 27, 2014. The substantive terms of the Management Contract, including terms relating to fees, are identical to the terms of your fund’s previous management contract. Shareholders were asked to approve the Management Contract following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who had controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of the Investment Management Company.

Between October 8, 2013 and the date of the Management Contract, the Investment Management Company had managed the Fund’s investment portfolio and other affairs and business under an interim management contract, which was substantively identical to the Fund’s management contract dated January 1, 2010. The Investment Management Company has entered into a Sub-Management Contract for the Fund effective as of the time of the Management Contract became effective.

(a) Management Fee:

Under the Management Contract the Fund pays a monthly fee to the Investment Management Company. The fee is calculated by applying a rate to the Fund's average net assets for the month. The rate is based on the monthly average of the aggregate net assets of all open-end funds sponsored by the Investment Management Company (excluding Fund assets that are invested in other Putnam funds) ("Total Open-End Mutual Fund Average Net Assets"), as determined at the close of each business day during the month, as set forth below:

0.550% of the first $5 billion of Total Open-End Mutual Fund Average Net Assets;

0.500% of the next $5 billion of Total Open-End Mutual Fund Average Net Assets;

0.450% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;

0.400% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;

0.350% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;

0.330% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;

0.320% of the next $100 billion of Total Open-End Mutual Fund Average Net Assets,

and

0.315% of any excess thereafter.

The Fund paid the Investment Management Company a management fee (after any applicable waivers) of 0.40% of average net assets for the Fund’s fiscal year ended on October 31, 2013.

For the past three fiscal years, pursuant to the applicable management contract, the Fund incurred the following fees:

Fiscal year	Management fee paid

2013	$5,434,826

2012	$5,608,363

2011	$5,462,831

(b) The Sub-Investment Management Fee:

The Investment Management Company has retained the Sub-Investment Management Company to make investment decisions for such Fund assets as may be designated from time to time for its management by the Investment Management Company. The Investment Management Company (and not the Fund) will pay a quarterly sub-management fee to the Sub-Investment Management Company for its services at the annual rate of 0.25% of the average net asset value of any Fund assets managed by the Sub-Investment Management Company. The Sub-Investment Management Company, which provides a full range of international investment advisory services to institutional clients, is located at Cassini House, 57-59 St James's Street, London, England, SW1A 1LD.

(c) Custodian Fee and Charges of the Investor Servicing Agent:

State Street Bank and Trust Company ("State Street") is responsible for safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, collecting interest and dividends on the Fund's investments, serving as the Fund's non-U.S. custody manager, providing reports on non-U.S. securities depositaries, making payments covering the expenses of the Fund and performing other administrative duties. State Street does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell. State Street has a lien on the Fund's assets to secure charges and advances made by it. The Fund may from time to time enter into brokerage arrangements that reduce or recapture fund expenses, including custody expenses. The Fund also has an offset arrangement that may reduce the Fund's custody fee based on the amount of cash maintained by its custodian.

The Fund's Investor Servicing Agent (transfer, plan and dividend disbursing agent) receives fees that are paid monthly by the Fund as an expense of all its shareholders. The fee paid to the Investor Servicing Agent, subject to certain limitations, is based on a Fund's retail asset level, the number of shareholder accounts in the Fund and the level of defined contribution plan assets in the Fund. Investor servicing fees for the Fund will not exceed an annual rate of 0.320% of the Fund's average assets.

For the fiscal year ended on October 31, 2013, the Fund incurred $2,074,643 in fees for investor servicing provided by Putnam Investor Services, Inc. and $85,151 in fees for custody services provided by State Street. The Fund's expenses were reduced by $1,608 under the expense offset arrangement between State Street and the Investment Management Company.

(c) Fees under Class M Distribution Plan

The Class M distribution plan provides for payments by the Fund to the Principal Underwriter at the annual rate of up to 1.00% of average net assets attributable to Class M shares. The Trustees currently limit payments under the Class M plan to the annual rate of 0.50% of such assets. Because these fees are paid out of assets of the Fund, on an outgoing basis, they will increase the cost of an investor' investments. The Distributor and other dealers are paid from the 0.50% that the Fund pays the Principal Underwriter.

Payments under the plan are intended to compensate the Principal Underwriter for services provided and expenses incurred by it as principal underwriter of the Fund's shares, including the payments to dealers mentioned above. The Principal Underwriter may suspend or modify such payments to dealers.

For the fiscal year ending on October 31, 2013, the Fund paid fees to the Principal Underwriter under the distribution plan of $691,168 for Class M shares.

(4) Other Expenses:

The Fund pays all expenses not assumed by the Investment Management Company, including, without limitation, auditing, legal, custodial, investor servicing and shareholder reporting expenses, and payments under its distribution plans (which differ by the relevant class of shares). The Fund also reimbursed the Investment Management Company for administrative services during fiscal 2013, including compensation of certain Fund officers and contributions to the Putnam Retirement Plan for their benefit. The total reimbursement is determined annually by the Trustees and was $39,918 for fiscal 2013, of which $35,554 represents a portion of total reimbursement for compensation and contributions.

The Trustees are responsible for generally overseeing the conduct of Fund business. Subject to such policies as the Trustees may determine, the Investment Management Company furnishes a continuing investment program for the Fund and makes investment decisions on its behalf. Subject to the control of the Trustees, the Investment Management Company also manages the Fund's other affairs and business.

The table below shows the value of each Trustee's holdings in the Fund and in all of the Putnam funds as of December 31, 2013.

Aggregate dollar range of shares
Name of Trustee	Dollar range of Putnam	held in all of the Putnam funds
	Income Fund shares owned	overseen by Trustee
Liaquat Ahamed	$1-$10,000	over $100,000
Ravi Akhoury	$1-$10,000	over $100,000
Barbara M. Baumann	$1-$10,000	over $100,000
Jameson A. Baxter	$50,001-$100,000	over $100,000
Charles B. Curtis	$1-$10,000	over $100,000
Robert J. Darretta	$1-$10,000	over $100,000
Katinka Domotorffy	$1-$10,000	over $100,000
John A. Hill	over $100,000	over $100,000
Paul L. Joskow	$1-$10,000	over $100,000
Kenneth R. Leibler	$1-$10,000	over $100,000
Robert E. Patterson	$10,001-$50,000	over $100,000
George Putnam, III	$50,001-$100,000	over $100,000
W. Thomas Stephens	$1-$10,000	over $100,000
*Robert L. Reynolds	over $100,000	over $100,000

* Trustees who is an "interested person" (as defined in the 1940 Act) of the Fund and the Investment Management Company. Mr. Reynolds is deemed an "interested person" by virtue of his positions as an officer of the Fund and the Investment Management Company. Mr. Reynolds is the President and Chief Executive Officer of Putnam Investments and President of the Fund and each of the other Putnam funds. None of the other Trustees is an "interested person."

Each independent Trustee of the Fund receives an annual retainer fee and an additional fee for each Trustees meeting attended. Independent Trustees also are reimbursed for expenses they incur relating to their services as Trustees. All of the current Independent Trustees of the Fund are Trustees of all the Putnam funds and receive fees for their services.

The Trustees periodically review their fees to ensure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Board Policy and Nominating Committee, which consists solely of Independent Trustees of the Fund, estimates that committee and Trustee meeting time, together with the appropriate preparation, requires the equivalent of at least four business days per Trustee meeting.

The standing committees of the Board of Trustees, and the number of times each committee met during the Fund's most recently completed fiscal year, are shown in the table below:

Audit and Compliance Committee	12
Board Policy and Nominating Committee	6
Brokerage Committee	4
Contract Committee	10
Distributions Committee	8
Executive Committee	2

Investment Oversight Committees
Investment Oversight Committee A	8
Investment Oversight Committee B	8
Pricing Committee	7

The following table shows the year each Trustee was first elected a Trustee of the Putnam funds, the fees paid to each Trustee by the Fund for fiscal 2013, and the fees paid to each Trustee by all of the Putnam funds for services rendered during calendar year 2013:

COMPENSATION TABLE

		Pension or	Estimated
		retirement	annual benefits
	Aggregate	benefits	from all	Total
	compensation	accrued as part	Putnam funds	compensation
	from the	of Fund	upon	from all Putnam
Trustees/Year	Fund	expenses	retirement (1)	funds (2)

Liaquat Ahamed/2012(3)	$ 5,408	N/A	N/A	$ 279,000

Ravi Akhoury/2009	$ 5,783	N/A	N/A	$ 273,000

Barbara M. Baumann/2010 (3)	$ 5,783	N/A	N/A	$ 285,000
Jameson A. Baxter/1994 (3)(5)	$ 8,132	$ 2,868	$ 110,500	$ 402,031
Charles B. Curtis/2001	$ 5,783	$ 1,764	$ 113,900	$ 285,000
Robert J. Darretta/2007 (3)	$ 5,783	N/A	N/A	$ 285,000
Katinka Domotorffy/2012 (3)	$ 5,684	N/A	N/A	$ 279,000
John A. Hill/1985 (3)	$ 5,783	$ 4,976	$ 161,700	$ 285,000
Paul L. Joskow/1997 (3)	$ 5,877	$ 1,994	$ 113,400	$ 290,000
Elizabeth T. Kennan/1992 (4)	$ 3,866	N/A	$ 108,000	$ 151,500
Kenneth R. Leibler/2006	$ 6,264	N/A	N/A	$ 310,000
Robert E. Patterson/1984	$ 6,264	$ 3,001	$ 106,500	$ 310,000
George Putnam, III/1984	$ 5,783	$ 3,141	$ 130,300	$ 285,000
W. Thomas Stephens/1997 (6)	$ 5,783	$ 2,006	$ 107,100	$ 285,000
Robert L. Reynolds/2008 (7)	N/A	N/A	N/A	N/A

(1) Estimated benefits for each Trustee are based on Trustee fee rates for calendar years 2003, 2004 and 2005.

(2) As of December 31, 2013, there were 116 funds in the Putnam family.

(3) Certain Trustees are also owed compensation deferred pursuant to a Trustee Compensation Deferral Plan. As of October 31, 2013, the total amounts of deferred compensation payable by the fund, including income earned on such amounts, to these Trustees were: Mr. Ahamed -$7,055; Ms. Baumann-$8,530; Ms. Baxter-$36,037; Mr. Darretta-$17,759; Ms. Domotorffy-$1,280; Mr. Hill-$93,857 and Dr. Joskow-$27,615.

(4) Dr. Kennan, who retired from the Board of Trustees of the Putnam funds on June 30, 2010. Upon her retirement in 2010, Dr. Kennan became entitled to receive annual retirement benefit payments from the funds commencing on January 15, 2011. Dr. Kennan was re-appointed to the Board of Trustees of the Putnam funds effective January 1, 2012, and in connection with her re-appointment, Dr. Kennan agreed to suspend the balance of her retirement benefit payments for the duration of her service as a Trustee, which concluded with her retirement on June 30, 2013.

(5) Includes additional compensation to Ms. Baxter for service as Chair of the Trustees of the Putnam funds.

(6) Mr. Stephens retired from the Board of Trustees of the Putnam funds on March 31, 2008. Upon his retirement in 2008, Mr. Stephens became entitled to receive annual retirement benefit payments from the funds commencing on January 15, 2009. Mr. Stephens was re-appointed to the Board of Trustees of the Putnam funds effective May 14, 2009, and in connection with his re-appointment,

Mr. Stephens has agreed to suspend the balance of his retirement benefit payments for the duration of his service as a Trustee.

(7) Mr. Reynolds is an "interested person" of the Fund, the Investment Management Company.

Under a Retirement Plan for Trustees of the Putnam funds (the "Plan") each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual attendance and retainer fees paid to such Trustee for calendar years 2003, 2004 and 2005. This retirement benefit is payable during a Trustee's lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. A death benefit, also available under the Plan, ensures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years or (ii) such Trustee's total years of service.

The Plan Administrator (currently the Board Policy and Nominating Committee) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled had he or she retired immediately prior to such termination or amendment. The Trustees have terminated the Plan with respect to any Trustee first elected to the board after 2003.

The following table shows brokerage commissions paid during the fiscal years indicated:

Fiscal Year	Brokerage commissions
2013	$63,666
2012	$24,765
2011	$112,492

The Fund's portfolio turnover rate for its fiscal years ended 2013 and 2012 declined from the Fund's portfolio turnover rate for its fiscal year ended 2011 due to decreased trading in a less volatile market environment.

At the end of fiscal 2013, the Fund held the following securities of the Fund's regular broker-dealers (or affiliates of such broker-dealers):

Broker-dealers or affiliates	Value of securities held

Bank of America Corp.	$1,622,319

Citigroup, Inc.	$2,049,027

Goldman Sachs Group, Inc. (The)	$2,866,196

Morgan Stanley	$1,088,143

Royal Bank of Scotland PLC (The)	$4,583,425

For the fiscal year ended on October 31, 2013, the Fund paid $10,877,317 in total other expenses, including payments under its distribution plans, but excluding management fees, investor servicing agent expenses and custodian expenses.

(5) Tax Treatment of non-U.S. Shareholders in Japan:

The Fund intends to qualify as a "bond investment trust." On that basis, the tax treatment of shareholders in Japan would be as follows:

(1) Distributions to be made by the fund will be treated as distributions made by a publicly offered, domestic public and corporate bond investment trust.

(2) Distributions (including differences (in terms of the Fund's currency) between the redemption amount and the amount equal to capital of the Fund (hereinafter the same shall apply)) to be made by the Fund to Japanese individual shareholders will be subject to the separate taxation from other income in Japan (i.e. 20.315% withholding tax (15.315% income tax and 5% local tax) (20% withholding tax (15% income tax and 5% local tax) on and after January 1, 2038)). In this case, no report concerning payments will be filed with the Japanese tax authority.

(3) Distributions to be made by the Fund to Japanese corporate shareholders will be subject to withholding of income tax in Japan (i.e., 20.315% withholding tax (15.315% income tax and 5% local taxes) (20% withholding tax (15% income tax and 5% local tax) on and after January 1, 2038)). In certain case, a report concerning payments will be filed with the chief of the tax office.

(4) In general, distributions from the Fund are subject to withholding of U.S. federal income tax at a reduced rate of 10% under the United States-Japan tax treaty. The amount withheld as U.S. federal income tax may be applied for foreign tax credit in Japan. Notwithstanding the above, distributions of properly-reported as "capital gain dividends" (as such term is defined in the Code) generally are not subject to withholding of U.S. federal income tax. For distributions with respect to taxable years of the Fund beginning before January 1, 2014, distributions of properly-reported as "interest-related dividends" and "short-term capital gain dividends" (as such terms are defined in the Code) generally are not subject to withholding of U.S. federal income tax. These exemptions have expired for distributions with respect to taxable years of the Fund beginning on or after January 1, 2014. It is currently unclear whether Congress will extend this exemption for distributions with respect to taxable years of the Fund beginning on or after January 1, 2014, and what the terms of such an extension would be, including whether such extension would have retroactive effect. Furthermore, special tax rules may apply to distributions by the Fund of gain attributable to certain U.S. real property interests. Shareholders should consult their own tax advisor to determine the suitability of shares of the Fund as an investment.

(5) The Japanese withholding tax imposed on distributions as referred to in (2) and (3) above will be collected by way of the so-called "balance collection method", where the amount withheld in the United States and the amount collected in Japan are adjusted to be totally at the rate of 20% of the distribution. Further, in the case of “balance collection method,” Special Reconstruction Income Tax will be levied at the rate of 2.1% on the amount resulted from the distribution before U.S. withholding tax multiplied at the rate of 15% (income tax) of withholding less the amount of U.S. withholding tax.

(6) The provisions of Japanese tax laws giving the privilege of a certain deduction from taxable income to corporations, which may apply to distributions paid by a domestic corporation, shall not apply.

(7) Capital gains and losses arising from purchase and sale, and repurchase of the shares, shall be treated in the same way as those arising from purchase and sale of a publicly offered, domestic public and corporate bond investment trust, and no tax will be levied on individual shareholders for their capital gains.

This Fund intends to qualify as a publicly offered, foreign government and corporate bond fund under the tax law. There is a possibility, however, that other treatment may be made due to judgment by the tax authority in the future. Also, the taxation treatment described above is subject to other changes of law or practice.

To ensure compliance with requirements imposed by the United States Internal Revenue Service, investors are hereby notified that the United States tax advice contained herein (i) is written in connection with the promotion or marketing by the Fund of the transactions or matters addressed herein, and (ii) is not intended or written to be used, and cannot be used by any taxpayer, for the purpose of avoiding United States tax penalties. Each taxpayer should seek advice based on the taxpayer's particular circumstances from an independent tax advisor.

<Note for tax treatment on and after 1 January, 2016>

(1) On and after 1 January, 2016, units may be handled in a specified account of a financial instruments business firm which handles a specified account.

(2) Distributions (including profits, in terms of the fund’s denominated currency, between the repurchase amount and the amount equal to the capital of the fund) to be made by a fund to individual unitholders in Japan on and after 1 January, 2016 and capital gains and losses arising from purchase, sale, and repurchase of units will be subject to self-assessed separate taxation at 20.315% (15.315% income tax and 5% residential tax) (the taxation rate will be 20% (15% income tax and 5% residential tax) on and after 1 January, 2038). Such tax will be collected by way of the “balance collection method.”

(3) Distributions (including profits, in terms of the fund’s denominated currency, between the repurchase amount and the amount equal to the capital of the fund) to be accrued by the fund to individual unit holders in Japan on and after 1 January, 2016 and capital gains and losses arising from purchase, sale, and repurchase of units may be set off against income and loss of a certain other securities on a certain condition.

5. STATUS OF INVESTMENT FUND
(1) Diversification of Investment Fund:

		(As of January 31, 2014)

	Investment
Types of Assets	Name of Country	Total U.S. Dollars	Ratio (%)

Mortgage-Baked Securities	United States	594,648,265	48.29

US Government Agency Mortgage Obligations	United States	357,289,620	29.02

Corporate Bonds and Notes	United States	239,529,952	19.45
	United Kingdom	28,381,390	2.30
	France	12,694,957	1.03
	Netherlands	11,957,933	0.97
	Spain	7,443,734	0.60
	Sweden	5,456,927	0.44
	Australia	3,821,820	0.31
	Brazil	2,613,289	0.21
	Canada	2,391,062	0.19
	Bermuda	2,371,625	0.19
	Mexico	2,348,744	0.19
	Norway	2,064,941	0.17
	South Korea	1,518,032	0.12
	Germany	1,487,413	0.12
	Ireland	1,214,455	0.10
	Qatar	1,042,913	0.08
	Chile	988,865	0.08
	Russia	958,059	0.08
	Japan	806,675	0.07
	Italy	632,178	0.05
	Switzerland	572,688	0.05
	Belgium	375,127	0.03

	Sub-total	330,672,779	26.85

Short-Term Investments	United States	170,619,154	13.86

Municipal Bonds and Notes	United States	3,224,874	0.26

Investment Trusts (Units)	United States	3,175,000	0.26

Foreign Government and Agency Bond and Notes	South Korea	852,260	0.07

Purchased TBA Commitment Options Outstanding	United States	724,370	0.06

Purchased Swap Options Outstanding	United States	551,972	0.04

U.S. Treasury Obligations	United States	427,425	0.03

Senior Loans	United States	153,896	0.01

Cash, Deposit and Other Assets
(After deduction of liabilities)		(230,979,879)	(18.76)

Total		1,231,359,736	100.00
(Net Asset Value)		(JPY 126,658 million)

Note 1: Investment ratio is calculated by dividing each asset at its market value by the total Net Asset Value of the Fund. The same applies hereinafter.

Note 2: Details of the rating for the bonds invested by the Fund as of the end of January 2014 are as follows:

							CCC	Not	Net
Rating	AAA	AA	A	BBB	BB	B	and	rated	cash	Total
							Below

Percentage (%)	36.49	2.75	12.30	23.79	3.95	1.31	3.18	0.23	16.00	100.00

(2) Investment Assets:

(a) Names of Major Portfolio (Top 30 including the Equity Shares, Bonds, Options, etc.):

Please refer to the attached EXCEL Sheet (Top 30).

(b) Investment Real Estate:

Not applicable (as of the end of January 2014).

(c) Other Major Investment Assets:

Not applicable (as of the end of January 2014).

(3) Results of Past Operations:

(a) Record of Changes in Net Assets (Class M Shares):

Record of changes in net assets at the end of the following fiscal years and at the end of each month within a one year prior to the end of January 2014 is as follows:

		Total Net Asset Value		Net Asset Value per Share

		Dollar	Yen
		(thousands)	(millions)	Dollar	Yen

	10th Fiscal Year	556,725	57,265	6.80	699
	(October 31, 2004)

	11th Fiscal Year	420,886	43,292	6.66	685
	(October 31, 2005)

	12th Fiscal Year	331,997	34,149	6.67	686
	(October 31, 2006)

	13th Fiscal Year	253,457	26,071	6.68	687
	(October 31, 2007)

	14th Fiscal Year	167,743	17,254	5.28	543
	(October 31, 2008)

	15th Fiscal Year	194,199	19,975	6.50	669
	(October 31, 2009)

	16th Fiscal Year	222,916	22,929	6.74	693
	(October 31, 2010)

	17th Fiscal Year	170,347	17,522	6.71	690
	(October 31, 2011)

	18th Fiscal Year	151,113	15,543	7.12	732
	(October 31, 2012)

	19th Fiscal Year	128,376	13,205	7.05	725
	(October 31, 2013)

2013 End	February	142,068	14,613	7.19	740
	March	140,912	14,494	7.20	741
	April	140,439	14,446	7.23	744
	May	137,091	14,101	7.09	729
	June	133,412	13,723	6.95	715
	July	129,827	13,354	6.94	714
	August	128,663	13,234	6.94	714
	September	127,988	13,165	6.96	716
	October	128,376	13,205	7.05	725
	November	122,741	12,625	7.03	723
	December	119,635	12,306	6.99	719
2014 End	January	120,268	12,371	7.07	727

(Note) Operations of Class M Shares were commenced on December 14, 1994. In addition, as of December 14, 1994 the total NAV was $1,005 (JPY 103,374) and NAV per share of Class M Shares was $6.50 (JPY 669).

(b) Record of Changes in Distributions Paid (Class M Shares): 102.86

Period	Amount of Dividend paid per Share

10th Fiscal Year (11/1/2003-10/31/2004)	$0.183	(JPY 19)

11th Fiscal Year (11/1/2004-10/31/2005)	$0.197	(JPY 20)

12th Fiscal Year (11/1/2005-10/31/2006)	$0.273	(JPY 28)

13th Fiscal Year (11/1/2006-10/31/2007)	$0.306	(JPY 31)

14th Fiscal Year (11/1/2007-10/31/2008)	$0.448	(JPY 46)

15th Fiscal Year (11/1/2008-10/31/2009)	$0.456	(JPY 47)

16th Fiscal Year (11/1/2009-10/31/2010)	$0.472	(JPY 49)

17th Fiscal Year (11/1/2010-10/31/2011)	$0.335	(JPY 34)

18th Fiscal Year (11/1/2011-10/31/2012)	$0.199	(JPY 20)

19th Fiscal Year (11/1/2012-10/31/2013)	$0.220	(JPY 23)

(Note) Record of distribution paid from March 2012 to February 2014 are as follows:

102.86				Net Asset Value per Share
	Dividend			as of the Record Date
			Record
Month/Year	Dollar	Yen	Date	Dollar	Yen

2012 End of March	0.019	1.954	3/19/12	6.67	686
April	0.015	1.543	4/18/12	6.76	695
May	0.015	1.543	5/18/12	6.82	702
June	0.015	1.543	6/18/12	6.87	707
July	0.015	1.543	7/18/12	6.96	716
August	0.014	1.440	8/20/12	6.95	715
September	0.015	1.543	9/18/12	7.03	723
October	0.015	1.543	10/18/12	7.08	728
November	0.015	1.543	11/16/12	7.13	733
December	0.016	1.646	12/18/12	7.09	729
2013 End of January	0.017	1.749	1/17/13	7.14	734
February	0.017	1.749	2/15/13	7.16	736
March	0.017	1.749	3/18/13	7.21	742
April	0.019	1.954	4/18/13	7.24	745
May	0.019	1.954	5/20/13	7.15	735
June	0.020	2.057	6/18/13	7.06	726
July	0.020	2.057	7/18/13	6.96	716
August	0.020	2.057	8/19/13	6.88	708
September	0.020	2.057	9/18/13	6.96	716
October	0.020	2.057	10/18/13	7.05	725
November	0.019	1.954	11/18/13	7.07	727
December	0.054	5.554	12/18/13	7.03	723
2014 End of January	0.025	2.572	1/17/14	7.06	726
February	0.024	2.469	2/18/14	7.11	731

(c) Record of Changes in Return Rate (Class M Shares)

Record of changes in Return Rate during the following fiscal years is as follows:

	Period	Return Rate*

10th Fiscal Year	(11/1/2003-10/31/2004)	5.40%

11th Fiscal Year	(11/1/2004-10/31/2005)	0.84%

12th Fiscal Year	(11/1/2005-10/31/2006)	4.38%

13th Fiscal Year	(11/1/2006-10/31/2007)	4.86%

14th Fiscal Year	(11/1/2007-10/31/2008)	- 15.19%

15th Fiscal Year	(11/1/2008-10/31/2009)	33.82%

16th Fiscal Year	(11/1/2009-10/31/2010)	11.28%

17th Fiscal Year	(11/1/2010-10/31/2011)	4.66%

18th Fiscal Year	(11/1/2011-10/31/2012)	9.27%

19th Fiscal Year	(11/1/2012-10/31/2013)	2.15%

* Return Rate (%) =[ [ Ending NAV x A] ] / Beginning NAV] – 1

"A" shall be obtained by multiplying together all the amounts of such dividend as distributed during the period divided by the NAV per share on the ex-dividend day of the relevant distribution plus 1.

Provided that Beginning NAV, except for the 1st fiscal year, means net asset value per share at the end of the fiscal year immediately preceding the relevant fiscal year, and Ending NAV means NAV per share at the end of the relevant fiscal year.

[(Reference information (graphs of the record of changes of net assets and return rate) from the Japanese Mandatory Prospectus is inserted.)]

(4) RECORD OF SALES AND REPURCHASES (Class M Shares):

Record of sales and repurchases during the following fiscal years and number of outstanding Shares of the Fund as of the end of such Fiscal Years are as follows:

	Number of	Number of Shares	Number of Outstanding
	Shares Sold	Repurchased	Shares

10th Fiscal Year	2,077,209	53,602,766	81,897,434
(11/1/2003-10/31/2004)	(1,426,500)	(50,958,900)	(78,791,100)

11th Fiscal Year	1,095,526	19,762,113	63,230,847
(11/1/2004-10/31/2005)	(502,900)	(18,593,900)	(60,700,100)

12th Fiscal Year	636,652	14,063,029	49,804,470
(11/1/2005-10/31/2006)	(277,600)	(13,048,500)	(47,929,200)

13th Fiscal Year	459,288	12,340,684	37,923,074
(11/1/2006-10/31/2007)	(93,000)	(11,708,400)	(36,313,800)

14th Fiscal Year	686,280	6,837,946	31,771,408
(11/1/2007-10/31/2008)	(391,400)	(6,252,000)	(30,453,200)

15th Fiscal Year	2,328,323	4,240,822	29,858,909
(11/1/2008-10/31/2009)	(1,549,200)	(3,808,200)	(28,194,200)

16th Fiscal Year	9,555,118	6,321,085	33,092,942
(11/1/2009-10/31/2010)	(8,610,100)	(5,994,200)	(30,810,100)

17th Fiscal Year	4,348,925	12,052,732	25,389,135
(11/1/2010-10/31/2011)	(3,686,200)	(11,273,900)	(23,222,400)

18th Fiscal Year	1,189,022	5,356,881	21,221,276
(11/1/2011-10/31/2012)	(669,600)	(4,740,900)	(19,151,100)

19th Fiscal Year	728,296	3,731,396	18,218,176
(11/1/2012-10/31/2013)	(466,600)	(3,101,200)	(16,516,500)

Note: The numbers in ( ) are those sold, repurchased and outstanding shares in Japan.

II. MANAGEMENT AND ADMINISTRATION

1. Subscription Procedures, Etc.:

(1) Sales Procedures in the United States

Investors residing in the United States can open a Fund account and purchase class A, B, C, and M shares (only class M shares are available in Japan) by contacting their financial representative or Putnam Investor Services, the Investor Servicing Agent, at 1-800-225-1581 and obtaining a Putnam account application. The completed application, along with a check made payable to the Fund, must then be returned to Putnam Investor Services at the following address:

Putnam Investor Services
P.O. Box 8383
Boston, MA 02266-8383

Investors residing in the United States can open a Fund account with as little as $500. The minimum investment is waived if investors make regular investments weekly, semi-monthly or monthly through automatic deductions from their bank checking or savings account. Although the Investment Management Company is currently waiving the minimum, it reserves the right to reject initial investments under the minimum in its discretion.

The Fund sells its shares at the offering price, which is the NAV plus any applicable sales charge. An investor's financial representative or the Investor Servicing Agent generally must receive the investor's completed buy order before the close of regular trading on the New York Exchange ("NYSE") for the investor's shares to be bought at that day's offering price.

Investors participating in an employer-sponsored retirement plan that offers the Fund should consult their employer for information on how to purchase shares of the Fund through the plan, including any restrictions or limitations that may apply.

Mutual funds must obtain and verify information that identifies investors opening new accounts. If the Fund is unable to collect the required information, from an investor, the Investor Servicing Agent may not be able to open the investor's fund account. Investors must provide their full name, residential or business address, U.S. Social Security or tax identification number, and date of birth. Entities, such as trusts, estates, corporations and partnerships, must also provide other identifying information. The Investor Servicing Agent may share identifying information with third parties for the purpose of verification. If the Investor Servicing Agent cannot verify identifying information after opening an investor's account, the Fund reserves the right to close the investor's account.

Also, the Fund may periodically close to new purchases of shares or refuse any order to buy shares if the Fund determines that doing so would be in the best interests of the Fund and its shareholders.

Once an investor has an existing account, the investor can make additional investments at any time in any amount in the following ways:

* Through a financial representative. The investor's representative will be responsible for furnishing all necessary documents to the Investor Servicing Agent, and may charge the investor for its services.

* Through Putnam's systematic investing program. An investor may make regular investments weekly, semi-monthly or monthly through automatic deductions from the investor's bank checking or savings account.

* Via the Internet or phone. If an investor has an existing Putnam fund account and the investors have completed and returned an Electronic Investment Authorization Form, the investor can buy additional shares online at www.putnam.com or by calling the Investor Servicing Agent at 1-800-225-1581.

* By mail. An investor may also request a book of investment stubs for his or her account. The investor would complete an investment stub and write a check for the amount the investor wishes to invest, payable to the Fund then return the check and investment stub to the Investor Servicing Agent.

* By wire transfer. An investor may buy Fund shares by bank wire transfer of same-day funds. An investor would call the Investor Servicing Agent at 1-800 -225-1581 for wiring instructions. Any commercial bank can transfer same-day funds by wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund's designated bank before the close of regular trading on the NYSE. An investors' bank may charge them for wiring same-day funds. Although the Fund's designated bank does not currently charge investors for receiving same-day funds, it reserves the right to charge for this service. An investor cannot buy shares for tax-qualified retirement plans by wire transfer.

(2) Sales Procedures in Japan

It is agreed and understood that the Shares of the Fund shall be offered by the Distributor to non-U.S. persons in Japan only and not to any "U.S. Person" as such person is defined below. In addition, if a shareholder becomes a U.S. Person after purchasing shares, the shareholder may hold shares continuously pursuant to the Account Contract (as defined below) but may not purchase additional shares from the Distributor in Japan.

A "U.S. Person" means any of the following: (1) a citizen or resident of the United States for U.S. federal income tax purposes; (2) a corporation, partnership or other legal entity organized under the law of the United States or any of its political subdivisions; (3) any estate, the income of which is subject to U.S. federal income taxation regardless of the source of its income; or (4) a trust (i) that validly elects to be treated as a U.S. person for U.S. federal income tax purposes or (ii)(a) the administration over which a U.S. court can exercise primary supervision and (b) all of the substantial decisions of which one or more U.S. persons have the authority to control. For purposes of this definition, the "United States" means the United States of America and any of its states, territories, possessions or the District of Columbia.

In Japan, Shares of the Fund are offered on any Business Day and any business day of a financial instruments firm in Japan during the Subscription Period mentioned in "Section 7. Period of Subscription, Part I Information concerning Securities" of a securities registration statement pursuant to the terms set forth in "Part I. Information concerning Securities" of the relevant securities registration statement. A Sales Handling Company shall provide to the investors a Contract Concerning a Foreign Securities Transactions Account and other prescribed contracts (the "Account Contract") and receive from such investors an application for requesting the opening of a transactions account under the Account Contract. Purchase may be made in the minimum investment amount of 200 shares and in integral multiples of 100 shares.

The issue price for Shares during the Subscription Period shall be, in principle, the Net Asset Value per Share next calculated on the day on which the Fund has received such application. The Trade Day in Japan is the day when the Sales Handling Company confirms the execution of the order (ordinarily the business day in Japan next following the placement of orders), and payment and delivery shall be made on the fourth Business Day after and including the Trade Day. The sales charge in Japan shall be 3% of the amount obtained by deduction of the amount equivalent to 3% of the public offering price from such price (hereinafter referred to as the "Sales Price"). Any amount of the Sales Price over the net asset value shall be retained by Putnam Retail Management, principal underwriter of the Fund. The public offering price means the amount calculated by dividing the net asset value by (1- 0.0325) and rounding to three decimal places.

Investors who entrust a Sales Handling Company with safekeeping of the certificates for Fund shares will receive a trade balance report. In such case payment shall be made in Japanese yen in principal and the applicable exchange rate shall be the exchange rate determined by such Sales Handling Company to be based on the foreign exchange rate quoted in the Tokyo Foreign Exchange Market on the applicable Trade Day. The payment may be made in U.S. Dollars to the extent that the Sales Handling Companies agree.

In addition, Sales Handling Companies in Japan who are members of the Japan Securities Dealers' Association cannot continue sales of the Shares in Japan when the net assets of the Fund are less than JPY 100,000,000 or the Shares otherwise cease to comply with the "Standards of Selection of Foreign Investment Fund Securities" in the "Regulations Concerning the Transactions of Foreign Securities" established by the Association.

2. Repurchase Procedures, Etc.:

(1) Repurchase Procedures in the United States

Investors residing in the United States can sell their shares back to the Fund or exchange them for shares of another Putnam fund any day the NYSE is open, either through the investor's financial representative or directly to the Fund. If investors redeem their shares shortly after purchasing them, the redemption payment for the shares may be delayed until the Fund collects the purchase price of the shares, which may be up to 10 calendar days after the purchase date.

Regarding exchanges, not all Putnam funds offer all classes of shares or may be open to new investors. If an investor exchanges shares otherwise subject to a deferred sales charge, the transaction will not be subject to the deferred sales charge. When the investor redeems the shares acquired through the exchange, however, the redemption may be subject to the deferred sales charge, depending upon when and from which fund the investor originally purchased the shares. The deferred sales charge will be computed using the schedule of any fund into or from which the investor exchanged the shares that would result in the investor paying the highest deferred sales charge applicable to the investor's class of shares. For purposes of computing the deferred sales charge, the length of time an investor has owned shares will be measured from the date of original purchase unless the investor originally purchased the shares from another Putnam fund that does not directly charge a deferred sales charge, in which case the length of time the investor has owned his or her shares will be measured from the date the investor exchanges those shares for shares of another Putnam fund that does charge a deferred sales charge, and will not be affected by any subsequent exchanges among funds.

* Selling or exchanging shares through an investor's financial representative. An investor's representative must receive the investor's request in proper form before the close of regular trading on the NYSE for the investor to receive that day's NAV, less any applicable deferred sales charge. The investor's representative will be responsible for furnishing all necessary documents to the Investor Servicing Agent on a timely basis and may charge investors for his or her services.

* Selling or exchanging shares directly with the Fund. The Investor Servicing Agent must receive an investor's request in proper form before the close of regular trading on the NYSE in order for the investor to receive that day's NAV, less any applicable deferred sales charge.

By mail. An investor should send a letter of instruction signed by all registered owners or their legal representatives to the Investor Servicing Agent. If an investor has certificates for the shares the investor wants to sell or exchange, the investor must return them unendorsed with the investor's letter of instruction.

By telephone. An investor may use Putnam's telephone redemption privilege to redeem shares valued at less than $100,000 unless the investor has notified the Investor Servicing Agent of an address change within the preceding 15 days, in which case other requirements may apply. Unless the investor indicates otherwise on the account application, the Investor Servicing Agent will be authorized to accept redemption instructions received by telephone. A telephone exchange privilege is currently available for amounts up to $500,000.

Sale or exchange of shares by telephone is not permitted if there are certificates for the investor's shares. The telephone redemption and exchange privileges may be modified or terminated without notice.

* Via the Internet. An investor may also exchange shares via the Internet at putnam.com/individual.

* Shares held through an investor's employer's retirement plan. For information on how to sell or exchange shares of the Fund that were purchased through the investor's employer's retirement plan, including any restrictions and charges that the plan may impose, an investor should consult the investor's employer.

* Additional requirements. In certain situations, for example, if an investor sells shares with a value of $100,000 or more, the signatures of all registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. In addition, the Investor Servicing Agent usually requires additional documents for the sale of shares by a corporation, partnership, agent or fiduciary, or surviving joint owner. For more information concerning Putnam's signature guarantee and documentation requirements, the investor should contact the Investor Servicing Agent.

The Fund also reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. The fund into which an investor would like to exchange may also reject the investor's exchange. These actions may apply to all shareholders or only to those shareholders whose exchanges the Investment Management Company determines are likely to have a negative effect on the fund or other Putnam funds. Investors are asked to consult the Investor Servicing Agent before requesting an exchange. Investors should ask their financial representative or the Investor Servicing Agent for prospectuses of other Putnam funds.

* Payment Information. The Fund generally sends an investor payment for the investor's shares the business day after the investor's request is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by U.S. federal securities law. An investor will not receive interest on uncashed redemption checks.

* Redemption by the Fund. If an investor owns fewer shares than the minimum set by the Trustees (presently 20 shares), the Fund may redeem the investor's shares without the investor's permission and send the investor the proceeds, after providing the recordholder of these shares with at least 60 days’ notice to attain the minimum. To the extent permitted by applicable law, the Fund may also redeem shares if an investor owns more shares than a maximum amount set by the Trustees. There is presently no maximum, but the Trustees could set a maximum that would apply to both present and future shareholders.

Policy on excessive short-term trading

Risks of excessive short-term trading. Excessive short-term trading activity may reduce the Fund's performance and harm all Fund shareholders by interfering with portfolio management, increasing the Fund's expenses and diluting the Fund's NAV. Depending on the size and frequency of short-term trades in the Fund's shares, the Fund may experience increased cash volatility, which could require the Fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold otherwise. The need to execute additional portfolio transactions due to these cash flows may also increase the Fund's brokerage and administrative costs and, for investors in taxable accounts, may increase taxable distributions received from the Fund.

When the Fund invests in non-U.S. securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the Fund's investments that result from events occurring after the close of the non-U.S. markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the Fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.

Because the Fund invests in securities that may trade infrequently or may be more difficult to value, such as lower-rated bonds, it may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the Fund's investments. In addition, the market for lower-rated bonds may at times show "market momentum," in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the Fund's shares, which will reduce the Fund's performance and may dilute the interests of other shareholders. Because lower-rated debt may be less liquid than higher-rated debt, the Fund may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the Fund holds other types of less liquid securities.

Fund policies. In order to protect the interests of long-term shareholders of the Fund, the Investment Management Company and the Fund's Trustees have adopted policies and procedures intended to discourage excessive short-term trading. The Fund seeks to discourage excessive short-term trading by using fair value pricing procedures to value investments under some circumstances. In addition, the Investment Management Company monitors activity in those shareholder accounts about which it possesses the necessary information in order to detect excessive short-term trading patterns and takes steps to deter excessive short-term traders.

Account monitoring. The Investment Management Company's Compliance Department currently uses multiple reporting tools to detect short-term trading activity occurring in accounts for investors held directly with the Putnam funds as well as within accounts held through certain financial intermediaries. The Investment Management Company measures excessive short-term trading in the Fund by the number of "round trip" transactions above a specified dollar amount within a specified period of time. A "round trip" transaction is defined as a purchase or exchange into a fund followed, or preceded by, a redemption or exchange out of the same fund. Generally, if an investor has been identified as having completed two “round trip” transactions with values above a specified amount within a rolling 90-day period, the Investment Management Company will issue the investor and/or his or her financial intermediary, if any, a written warning. The Investment Management Company's practices for measuring excessive short-term trading activity and issuing warnings may change from time to time. Certain types of transactions are exempt from monitoring, such as those in connection with systematic investment or withdrawal plans and reinvestment of dividend and capital gain distributions.

Account restrictions. In addition to these monitoring practices, the Investment Management Company and the Fund reserve the right to reject or restrict purchases or exchanges for any reason. Continued excessive short-term trading activity by an investor or intermediary following a warning may lead to the termination of the exchange privilege for that investor or intermediary. The Investment Management Company or the Fund may determine that an investor's trading activity is excessive or otherwise potentially harmful based on various factors, including an investor's or financial intermediary's trading history in the Fund, other Putnam funds or other investment products, and may aggregate activity in multiple accounts in the Fund or other Putnam funds under common ownership or control for purposes of determining whether the activity is excessive. If the Fund identifies an investor or intermediary as a potential excessive trader, it may, among other things, require future trades to be submitted by mail rather than by phone or over the Internet, impose limitations on the amount, number, or frequency of future purchases or exchanges, or temporarily or permanently bar the investor or intermediary from investing in the Fund or other Putnam funds. The Fund may take these steps in its discretion even if the investor's activity does not fall within the Fund's current monitoring parameters.

Limitations on the Fund's policies. There is no guarantee that the Fund will be able to detect excessive short-term trading in all accounts. For example, the Investment Management Company currently does not have access to sufficient information to identify each investor's trading history, and in certain circumstances there are operational or technological constraints on its ability to enforce the Fund's policies. In addition, even when the Investment Management Company has sufficient information, its detection methods may not capture all excessive short-term trading.

In particular, many purchase, redemption and exchange orders are received from financial intermediaries that hold omnibus accounts with the Fund. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers and third-party administrators. The Fund is generally not able to identify trading by a particular beneficial owner within an omnibus account, which makes it difficult or impossible to determine if a particular shareholder is engaging in excessive short-term trading. The Investment Management Company monitors aggregate cash flows in omnibus accounts on an ongoing basis. If high cash flows or other information indicate that excessive short-term trading may be taking place, the Investment Management Company will contact the financial intermediary, plan sponsor or recordkeeper that maintains accounts for the beneficial owner and attempt to identify and remedy any excessive trading. However, the Fund's ability to monitor and deter excessive short-term traders in omnibus accounts ultimately depends on the capabilities and cooperation of these third-party financial firms. A financial intermediary or plan sponsor may impose different or additional limits on short-term trading.

(2) Repurchase Procedures in Japan

Shareholders in Japan may at any time request repurchase of their Shares without a contingent deferred sales charge. Repurchase requests in Japan may be made to the Investor Servicing Agent through the Sales Handling Company on a Fund Business Day that is a business day of financial instruments firms in Japan. Repurchases (other than repurchases of all of an investor's Fund Shares) shall be made only in integral multiples of 100 shares.

The price a shareholder in Japan will receive is the next net asset value calculated after the Fund receives the repurchase request from the Distributor. The price shall be paid in Japanese yen through the Sales Handling Companies pursuant to the Contracts or, if the Sales Handling Companies agree, in U.S. Dollars. Payment for repurchase proceeds shall generally be made on the fourth business day of financial instruments firms in Japan after and including the Trade Day.

There is no limit to repurchase the shares.

3. Outline of Management of Assets, Etc.:

(1) Valuation of Assets:

The price of the Fund's shares is based on its NAV. The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the NYSE each day the exchange is open.

The Fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value, which may differ from recent market prices. Market quotations are not considered to be readily available for many debt securities. These securities are generally valued at fair value on the basis of valuations provided by an independent pricing service approved by the Fund's Trustees or a dealer selected by the Investment Management Company. Pricing services and dealers determine valuations for normal institutional-size trading units of such securities using information with respect to transactions in the bond being valued, market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. To the extent a pricing service or dealer is unable to value a security or provides a valuation which the Investment Management

Company does not believe accurately reflects the security’s fair value, the security will be valued at fair value by the Investment Management Company.

The Fund's most recent NAV is available on Putnam Investments' website at putnam.com/individual or by contacting Putnam Investor Services at1-800-225-1581.

The Fund determines the NAV per share of each class of shares once each day the NYSE is open. Currently, the NYSE is closed Saturdays, Sundays and the following holidays: New Year's Day, Rev. Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Thanksgiving Day and Christmas Day. The Fund determines net asset value as of the close of regular trading on the NYSE, normally 4:00 p.m. U.S. Eastern time.

Securities and other assets ("Securities") for which market quotations are readily available are valued at prices which, in the opinion of the Investment Management Company, most nearly represent the market values of such Securities. Currently, prices for these Securities are determined using the last reported sale price (or official closing price for Securities listed on certain markets) or, if no sales are reported (as in the case of some Securities traded over-the-counter), the last reported bid price, except that certain Securities are valued at the mean between the last reported bid and ask prices. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other Securities are valued by the Investment Management Company or other parties at their fair value following procedures approved by the Trustees.

Reliable market quotations are not considered to be readily available for, among other Securities, long-term corporate bonds and notes, certain preferred stocks, tax-exempt securities, and certain non-U.S. securities. These investments are valued at fair value, generally on the basis of valuations furnished by approved pricing services, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. Other Securities, such as various types of options, are valued at fair value on the basis of valuations furnished by broker-dealers or other market intermediaries.

The Investment Management Company values all other Securities at fair value using its internal resources. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the Securities (including any registration expenses that might be borne by the Fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted Securities of the same class, the size of the holding, the prices of any recent transactions or offers with respect to such Securities and any available analysts' reports regarding the issuer. In the case of Securities that are restricted as to resale, the Investment Management Company determines fair value based on the inherent worth of the Security without regard to the restrictive feature, adjusted for any diminution in value resulting from the restrictive feature.

Generally, trading in certain Securities (such as non-United States securities) is substantially completed each day at various times before the close of the NYSE. The closing prices for these Securities in markets or on exchanges outside of the U.S. that close before the close of the NYSE may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the Fund has adopted fair value pricing procedures, which, among other things, require the Fund to fair value non-U.S. equity securities if there has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will vary, it is possible that fair value prices will be used by the Fund to a significant extent. In addition, Securities held by the Fund may be traded in non-U.S. markets that are open for business on days that the Fund is not, and the trading of such Securities on those days may have an impact on the value of a shareholder's investment at a time when the shareholder cannot buy and sell shares of the Fund. Currency exchange rates used in valuing securities are normally determined as of 4:00 p.m. Eastern time. Occasionally, events affecting such exchange rates may occur between the time of the determination of exchange rates and the close of the NYSE, which, in the absence of fair valuation, would not be reflected in the computation of the Fund's NAV. If events materially affecting the currency exchange rates occur during such period, then the exchange rates used in valuing affected securities will be valued by the Investment Management Company at their fair value following procedures approved by the Trustees.

In addition, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain Securities (such as convertible bonds, U.S. government securities, and tax-exempt securities) are determined based on market quotations collected before the close of the NYSE. Occasionally, events affecting the value of such Securities may occur between the time of the determination of value and the close of the NYSE, which, in the absence of fair value prices, would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such Securities occur during such period, then these Securities will be valued by the Investment

Management Company at their fair value following procedures approved by the Trustees. It is expected that any such instance would be very rare.

The fair value of Securities is generally determined as the amount that the Fund could reasonably expect to realize from an orderly disposition of such Securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a Security at a given point in time and does not reflect an actual market price. The Fund may also value its securities at fair value under other circumstances pursuant to procedures approved by the Trustees.

The Fund translates prices for its investments quoted in non-U.S. currencies into U.S. dollars at current exchange rates, which are generally determined as of 4:00 p.m. Eastern time each day the NYSE is open. As a result, changes in the value of those currencies in relation to the U.S. Dollar may affect the Fund’s NAV. Because non-US markets may be open at different times than the NYSE, the value of the Fund’s shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the United States close before the close of the NYSE, and, therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the Fund has adopted fair value pricing procedures, which, among other things, require the Fund to fair value non-U.S. equity securities if there has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the Fund to a significant extent. The value determined for an investment using the Fund’s fair value pricing procedures may differ from recent market prices for the investment.

If the Investment Management Company identifies a pricing error in the Fund's net asset value calculation, a corrective action may be taken in accordance with the Investment Management Company's pricing procedures. If the pricing error affects the net asset value of the Fund by less than one cent per share, the error is not considered material, and no action is necessary. If the pricing error affects the net asset value of the Fund by one cent per share or more, and subject to review of the general facts and circumstances of the pricing error, the Fund will not reprocess a shareholder account if i) the error in the net asset value calculation is less than 0.5% of net assets per share or (ii) the indicated adjustment to the account is less than $25. Conversely, the Fund will adjust a shareholder account if (i) an error is 0.5% or more of net assets per share, and (ii) the indicated adjustment to the account is $25 or more.

(2) Custody of Shares:

Share certificates shall be held by Shareholders at their own risk.

The custody of the Share certificates (if issued) representing Shares sold to Japanese Shareholders shall, unless otherwise instructed by the Shareholder, be held, in the name of the custodian, by the custodian of the Distributor. Trade balance reports shall be delivered by the Sales Handling Companies to the Japanese Shareholders.

(3) Duration:

Unless terminated, the Fund shall continue without limitation of time.

(4) Fiscal Year:

The fiscal year of the Fund will be closed each year on the 31st of October.

(5) Miscellaneous:

(a) Suspension of Redemption:

The Fund may not suspend shareholders' right of redemption, or postpone payment for more than seven days, unless the NYSE is closed for other than customary weekends or holidays, or unless permitted by the rules of the SEC during periods when trading on the NYSE is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the SEC for protection of investors.

(b) Liquidation:

The Fund may be terminated at any time by vote of the Shareholders holding at least a majority of the Shares entitled to vote.

(c) Authorized Shares:

There is no prescribed authorized number of Shares, and Shares may be issued from time to time.

(d) Agreement and Declaration of Trust:

Originals or copies of the Agreement and Declaration of Trust, as amended, are on file in the United States with the Secretary of The Commonwealth of Massachusetts and with the Clerk of the City of Boston.

The Agreement and Declaration of Trust may be amended at any time by an instrument in writing signed by a majority of the Trustees then in office when authorized to do so by vote of Shareholders holding a majority of the Shares entitled to vote, except that an amendment which in the determination of the Trustees shall affect the holders of one or more classes of Shares but not the holders of all outstanding classes shall be authorized by vote of the Shareholders holding a majority of the Shares entitled to vote of each class affected and no vote of Shareholders of a class not affected shall be required. Amendments having the purpose of changing the name of the Fund or of supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained in the Declaration Trust shall not require authorization by Shareholder vote.

In Japan, material changes in the Agreement and Declaration of Trust shall be published and notice thereof shall be sent to the Japanese Shareholders.

(e) Issue of Warrants, Subscription Rights, etc.:

The Fund may not grant privileges to purchase shares of the Fund to shareholders or investors by issuing warrants, subscription rights or options, or other similar rights.

(f) The Procedures Concerning Amendments to the Agreements Concluded Between the Related Companies, etc.:

(i) Management Contract

The Management Contract is effective upon its execution and will remain in full force and effect as to the Fund continuously thereafter (unless terminated automatically as set forth in Section 4 of the Management Contract or terminated in accordance with the following paragraph) through June 30, 2014, and will continue in effect from year to year thereafter so long as its continuance is approved at least annually by (i) the Trustees, or the shareholders by the affirmative vote of a majority of the outstanding shares of the Fund, and (ii) a majority of the Trustees who are not interested persons of the Fund or of the Investment Management Company, by vote cast in person at a meeting called for the purpose of voting on such approval.

Either party to the Management Contract may at any time terminate the Management Contract as to the Fund by not less than sixty days' written notice delivered or mailed by registered mail, postage prepaid, to the other party. Action with respect to a Fund may be taken either (i) by vote of a majority of the Trustees or (ii) by the affirmative vote of a majority of the outstanding shares of the Fund.

(ii) Sub-Management Contract

The Sub-Management Contract may be terminated with respect to the Fund without penalty by vote of the Trustees or the shareholders of the Fund, or by the Sub-Investment Management Company or the Investment Management Company, on 30 days’ written notice. The Sub-Management Contract also terminates without payment of any penalty in the event of its assignment or upon the termination of the Investment Management Company's Management Contract with the Fund. Subject to applicable law, it may be amended by a majority of the Trustees who are not "interested persons" of the Investment Management Company or the Fund. The Sub-Management Contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not "interested persons" of the Investment Management Company or the Fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a "majority of the outstanding voting securities" as defined in the 1940 Act.

(iii) Master Custodian Agreement

The Master Custodian Agreement with the Custodian became effective as of January 1, 2007 and shall continue in full force and effect for an initial term of (4) years from such effective date, and shall automatically renew for additional consecutive three (3) year terms, unless either party gives one hundred eighty (180) days’ prior written notice to the other party of its intent not to renew. If the Agreement is terminated (the effective date of such termination being referred to as the “Termination Date”), the Custodian shall, at the reasonable request of the Fund, and subject to the consent of the Custodian (which consent shall not be unreasonably withheld or delayed), continue to provide services hereunder for a period (the “Extension Period”) not to exceed ninety (90) days from the Termination Date, and the compensation payable to the Custodian for its services and expenses during such Extension Period shall not exceed one hundred and five percent (105%) (per annum) of the compensation last agreed upon by the Fund and the Custodian and in effect immediately prior to the Termination Date.

The Agreement is construed and the provisions thereof interpreted under and in accordance with the laws of The Commonwealth of Massachusetts.

(iv) Amended and Restated Investor Servicing Agreement

The Amended and Restated Investor Servicing Agreement became effective July 1, 2013 and remains in full force and effect until terminated as provided in the Agreement. It may be terminated by the Fund upon 90 days' written notice to the Investor Servicing Agent and by the Investor Servicing Agent upon six months' written notice to the Fund.

This Agreement is construed and enforced in accordance with the laws of The Commonwealth of Massachusetts.

(v) Master Sub-Accounting Services Agreement

The Master Sub-Accounting Services Agreement became effective January 1, 2007 and remains in full force for an initial term of 7 years from the date of execution, and shall automatically renew for additional consecutive 3 year terms, unless either party gives 180 days' prior written notice to the other of its intent not to renew. The Agreement may be modified or amended from time to time by mutual written agreement of the parties to the Agreement.

This Agreement is governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

(vi) Agent Company Agreement:

The Agent Company Agreement shall be effective until terminated upon notice, thirty (30) days prior to the termination date, in writing to the other party to this Agreement.

This Agreement shall be governed by and construed in accordance with the laws of Japan.

(vii) Japan Dealer Sales Contract:

Either party to the agreement may terminate the Japan Dealer Sales Contract, without cause upon 30 days' written notice to the other party. Either party to the agreement may also terminate this Contract for cause upon the violation by the other party of any of the provisions thereof, such termination to become effective on the date such notice of termination is mailed to the other party.

The Contract and the rights and obligations of the parties thereunder shall be governed by and construed under the laws of The Commonwealth of Massachusetts.

4. Rights of Shareholders, Etc.:

(1) Rights of Shareholders, Etc.:

Shareholders must register their shares in their own name in order to exercise directly their rights as Shareholders. Therefore, the Shareholders in Japan who entrust the custody of their Shares to the Sales Handling Company cannot exercise directly their Shareholder rights, because their Shares are registered in the name of the custodian. Shareholders in Japan may have the Sales Handling Companies exercise their rights on their behalf in accordance with the Account Agreement with the Sales Handling Companies.

Shareholders in Japan who do not entrust the custody of their Shares to the Sales Handling Companies may exercise their rights in accordance with their own arrangement under their own responsibility.

The major rights enjoyed by Shareholders are as follows:

(i) Voting rights

Each share has one vote, with fractional shares voting proportionally. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the Trustees. Although the Fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right, under certain circumstances, to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.

(ii) Repurchase rights

Shareholders are entitled to request repurchase of Shares at their Net Asset Value at any time.

(iii) Rights to receive dividends

Shareholders generally receive any distribution from net investment income monthly and any net realized capital gains at least annually.

Shareholders may choose to reinvest distributions from net investment income, capital gains or both in additional shares of the Fund or other Putnam funds, or they may receive them in cash in the form of a check or an electronic deposit to a bank account. Investors in Japan must receive all distributions in cash.

(iv) Right to receive distributions upon dissolution

Shareholders are entitled to receive distributions upon dissolution in proportion to the number of shares then held by them, except as otherwise required.

(v) Right to inspect accounting books and the like

Shareholders are entitled to inspect the Agreement and Declaration of Trust in the offices of the Secretary of the Commonwealth of Massachusetts, the accounting books at the discretion of the Court and the minutes of any shareholders' meetings.

(vi) Right to transfer shares

Shares are transferable without restriction except as limited by applicable law.

(vii) Rights with respect to the U.S. registration statement

If, under the 1933 Act, there is, at any time after it became effective, any material false or misleading statement in the U.S. registration statement, or any omission of any material statement required to be stated therein or necessary to cause the statements made therein, in light of the circumstances, to be not misleading, shareholders are generally entitled to institute a lawsuit, against the person who had signed the relevant Registration Statement, the trustees of the issuer (or any person placed in the same position), any person involved in preparing such registration statement or any underwriter of the relevant shares.

(2) Foreign Exchange Control in the United States:

In the United States, there are no foreign exchange control restrictions on remittance of dividends, repurchase money, etc. of the Shares to Japanese Shareholders.

(3) Agent in Japan:

Mori Hamada & Matsumoto
Marunouchi Park Building
6-1, Marunouchi 2-chome
Chiyoda-ku, Tokyo

The foregoing law firm is the true and lawful agent of the Fund to represent and act for the Fund in Japan for the purposes of: (a) the receipt of any and all communications, claims, actions, proceedings and processes as to matters involving problems under the laws and the rules and regulations of the JSDA and (b) representation in and out of court in connection with any and all disputes, controversies or differences regarding the transactions relating to the public offering, sale and repurchase in Japan of the Shares of the Fund.

The agent for the registration with the Director of Kanto Local Finance Bureau of the Ministry of Finance of Japan of the continuous disclosure and for the filing of the notification with the Commissioner of the Financial Services Agency is each of the following persons:

Harume Nakano
Ken Miura
Attorneys-at-law
Mori Hamada & Matsumoto
Marunouchi Park Building
6-1, Marunouchi 2-chome
Chiyoda-ku, Tokyo

(4) Jurisdiction:

The Fund acknowledges that the following court shall have jurisdiction over litigations related to transactions in the Units of the Fund acquired by Japanese investors:

Tokyo District Court
1-4, Kasumigaseki 1-chome
Chiyoda-ku, Tokyo

Enforcement proceedings of a final and definitive judgement on such litigation will be conducted in accordance wit the applicable laws of the relevant jurisdiction.

III. FINANCIAL CONDITIONS OF THE FUND

1. FINANCIAL STATEMENTS

Financial highlights (For a share outstanding throughout the period)

			Year ended
			October 31

	2013	2012	2011	2010	2009

			Class M

Net asset value, beginning of period	$7.12	$6.71	$6.74	$6.50	$5.28

Investment operations

Net investment income (a)	.27	.19	.26	.42	.27
Net realized and unrealized gain
(loss) on investments	(.12)	.42	.05	.29	1.41

Total from investment operations	$.15	$.61	$.31	$.71	1.68

Less distributions:
From net investment income	(.22)	(.20)	(.34)	(.47)	(.46)

Total distributions	(.22)	(.20)	(.34)	(.47)	(.46)

Redemption fees (f)	—	—	—	—	—

Net asset value, end of period	$7.05	$7.12	$6.71	$6.74	$6.50

Total return at
net asset value (%) (b)	$[2.15	$9.27	$4.66	$11.28	33.82

Net assets, end of period
(in thousands)	$128,376	$151,113	$170,347	$222,916	$194,199

Ratio of expenses to average
net assets (%) (c)	1.12	1.11	1.11	1.13(h)(j)	1.93(h)(i)
Ratio of net investment income
to average net assets (%)	3.79	2.77	3.82	6.23(h)	4.83(h)
Portfolio turnover (%)(d)	267	204	339	112	331

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements.

(d) Portfolio turnover excludes TBA purchase and sale transactions.

(e) Reflects a non-recurring reimbursement related to restitution in connection with a distribution plan approved by the SEC with amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

(f) Amount represents less than $0.01 per share.

(g) Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Prudential Securities Inc., which amounted to less than $0.01 per share outstanding as of March 30, 2010.

(h) Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation and/or waivers, the expenses reflect a reduction of 0.03% (2010), 0.19% (2009). 0.09% (2008), respectively, of average net assets for class M shares (i) Excludes the impact of a current period revision to interest expense related to the resolution of certain terminated derivatives contracts, which amounted to 0.18% of average net assets as of October 31, 2010.

(i) Includes interest accrued in connection with certain terminated derivatives contracts, which amounted to 0.72% of average net assets as of October 31, 2009.

[The following financial documents are omitted here.]

Statement of assets and liabilities October 31, 2013
Statement of operations Year ended October 31, 2013
Statement of changes in net assets October 31, 2013
Financial highlights (For a share outstanding throughout the period)
Notes to financial statements October 31, 2013
Portfolio of investments owned October 31, 2013
Statement of assets and liabilities October 31, 2012
Statement of operations Year ended October 31, 2012
Statement of changes in net assets October 31, 2012
Financial highlights (For a share outstanding throughout the period)
Notes to financial statements October 31, 2012

2. CONDITION OF THE FUND

Statement of Net Assets

	(As of the end of January, 2014)

	$	JPY

	(in thousands (except e.))
a. Total Assets	1,869,714,791	192,318,863

b. Total Liabilities	638,355,055	65,661,201

c. Total Net Assets (a-b)	1,231,359,736	126,657,662

d. Total Number of Shares
Outstanding
Class A	108,726,879	Shares
Class B	4,628,847	Shares
Class C	18,082,824	Shares
Class M	17,007,404	Shares
Class R	1,216,511	Shares
Class R5	216,477	Shares
Class R6	2,204,058	Shares
Class Y	18,574,402	Shares

e. Net Asset Value
per Share
Class A	$7.23	JPY 744
Class B	$7.16	JPY 736
Class C	$7.17	JPY 738
Class M	$7.07	JPY 727
Class R	$7.18	JPY 739
Class R5	$7.31	JPY 752
Class R6	$7.32	JPY 753
Class Y	$7.32	JPY 753

IV. SUMMARY OF INFORMATION CONCERNING FOREIGN INVESTMENT FUND SECURITIES

1. Transfer of the Shares

The transfer agent for the registered share certificates is Putnam Investor Services, Inc., One Post Office Square, Boston, Massachusetts 02109, U. S. A.

The Japanese investors who entrust the custody of their shares to a Sales Handling Company shall have their shares transferred under the responsibility of such company, and the other investors shall make their own arrangements.

No fee is chargeable for the transfer of shares.

2. Shareholders' meeting

There are no annual shareholders' meetings. Special shareholders' meeting may be held from time to time as required by the Agreement and Declaration of Trust and the 1940 Act.

3. Special privilege and restriction of transfer for Shareholders No special privilege is granted to Shareholders.

The acquisition of Shares by any person may be restricted.

PART III. SPECIAL INFORMATION

I. OUTLINE OF THE MANAGEMENT COMPANY

1. Outline of the Management Company:

A. Putnam Income Fund (the "Fund")

(1) Amount of Capital Stock

Not applicable.

(2) Structure of the management of the Fund

The Trustees are responsible for generally overseeing the conduct of the Fund's business. The Agreement and Declaration of Trust provides that they shall have all powers necessary or convenient to carry out that responsibility. The number of Trustees is fixed by the Trustees and may not be less than three. A Trustee may be elected either by the Trustees or by the shareholders. At any meeting called for the purpose, a Trustee may be removed by vote of two-thirds of the outstanding shares of the Fund. Each Trustee elected by the Trustees or the shareholders shall serve until he or she retires, resigns, is removed, or dies or until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor.

The Trustees may, without shareholder approval, divide the shares of the Fund into two or more classes, with such preferences and special or relative rights and privileges as the Trustees may determine.

Under the Agreement and Declaration of Trust the shareholders shall have power, as and to the extent provided therein, to vote only (i) for the election of Trustees, to the extent provided therein, (ii) for the removal of Trustees, to the extent provided therein, (iii) with respect to any advisory and/or management services, to the extent provided therein, (iv) with respect to any termination of the Fund, to the extent provided therein, (v) with respect to any sale, lease, or exchange of all or substantially all of the property and assets of the Fund or any merger or consolidation of the Fund, with any other trust or corporation, to the extent provided therein, (vi) with respect to certain amendments of the Agreement and Declaration of Trust, (vii) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding, or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Fund or the shareholders, and (viii) with respect to such additional matters relating to the Fund as may be required by the Agreement and Declaration of Trust, the Amended and Restated Bylaws of the Fund (the "Bylaws"), or any registration of the Fund with the SEC (or any successor agency) or any state, or as the Trustees may consider necessary or desirable. Certain of the foregoing actions may, in addition, be taken by the Trustees without vote of the shareholders of the Fund.

On any matter submitted to a vote of shareholders, all shares of the Fund then entitled to vote, except as otherwise provided in the Bylaws, are voted in the aggregate as a single class without regard to classes of shares, except (1) when required by the 1940 Act, as amended, or when the Trustees shall have determined that the matter affects one or more classes of shares materially differently, shares are voted by individual class; and (2) when the Trustees have determined that the matter affects only the interests of one or more classes, then only shareholders of such classes are entitled to vote thereon. There is no cumulative voting in the election of Trustees.

Meetings of shareholders may be called by the Clerk of the Fund whenever ordered by the Trustees, the Chairman of the Trustees, or, under certain circumstances, when requested in writing by the holder or holders of at least one-tenth of the outstanding shares entitled to vote at the meeting. Written notice of any meeting of shareholders must be given by mailing the notice at least seven days before the meeting. Thirty percent of shares entitled to vote on a particular matter is a quorum for the transaction of business on that matter at a shareholders' meeting, except that, where any provision of law or of the Agreement and Declaration of Trust permits or requires that holders of any class vote as an individual class, then thirty percent of the aggregate number of shares of that class entitled to vote are necessary to constitute a quorum for the transaction of business by that class. For the purpose of determining the shareholders of any class of shares who are entitled to vote or act at any meeting or any adjournment thereof, or who are entitled to receive payment of any dividend or other distribution, the Trustees are authorized to fix record dates, which may not be more then 90 days before the date of any meeting of shareholders or more than 60 days before the date of payment of any dividend or other distribution.

The Trustees are authorized by the Agreement and Declaration of Trust to adopt Bylaws not inconsistent with the Agreement and Declaration of Trust providing for the conduct of the business of the Fund. The Bylaws contemplate that the Trustees shall elect a Chairman of the Trustees, the President, the Treasurer, and the Clerk of the Fund, and that other officers, if any, may be elected or appointed by the Trustees at any time. The Bylaws may be amended or repealed, in whole or in part, by a majority of the Trustees then in office at any meeting of the Trustees, or by one or more writings signed by such a majority.

Regular meetings of the Trustees may be held without call or notice at such places and at such times as the Trustees may from time to time determine, provided that notice of the first regular meeting following any such determination shall be given to absent Trustees. It shall be sufficient notice to a Trustee of a special meeting to send notice by mail at least forty-eight hours or by telegram at least twenty-four hours before the meeting addressed to the Trustee at his or her usual or last known business or residence address or to give notice to him or her in person or by telephone at least twenty-four hours before the meeting.

At any meeting of Trustees, a majority of the Trustees then in office shall constitute a quorum. Except as otherwise provided in the Agreement and Declaration of Trust or Bylaws, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting (a quorum being present), or by written consents of a majority of the Trustees then in office.

Subject to a favorable Majority Shareholder Vote (as defined in the Agreement and Declaration of Trust), the Trustees may contract for exclusive or nonexclusive advisory and/or management services with any corporation, trust, association, or other organization.

The Agreement and Declaration of Trust contains provisions for the indemnification of Trustees, officers, and shareholders of the Fund under the circumstances and on the terms specified therein.

The Fund may be terminated at any time by the affirmative vote of shareholders holding at least a majority of the shares entitled to vote.

The foregoing is a general summary of certain provisions of the Agreement and Declaration of Trust and Bylaws of the Fund, and is qualified in its entirety by reference to each of those documents.

B. Putnam Investment Management, LLC (the "Investment Management Company"): (1) Amount of Capital Stock

1. Amount of Member's Equity of the Investment Management Company (as of the end of January, 2014): $31,483,089* (approximately JPY 3.2 billion) (Unaudited)

2. Amount of Member's Equity (for the past five years):

Year	Amount of Member's Equity

End of 2009	$69,079,977
End of 2010	$82,851,104
End of 2011	$135,510,826
End of 2012	$21,073,034
End of 2013	$31,629,941 * (Unaudited)

* Consists of all components of equity and Parent Company relationship.

(2) Structure of the Management of the Company

The Investment Management Company is ultimately managed by its managing member.

Each fund managed by the Investment Management Company is managed by one or more portfolio managers. These managers, in coordination with analysts who research specific securities and other members of the relevant investment group (in the case of the Fund, the Investment Management Company's Fixed Income Investments Group), provide a continuous investment program for the Fund and place all orders for the purchase and sale of portfolio securities.

The investment performance and portfolio of each Fund is overseen by its Board of Trustees, a majority of whom are not affiliated with the Investment Management Company. The Trustees meet periodically and review the performance of each fund with its portfolio manager at least annually.

In selecting portfolio securities for the Fund, the Investment Management Company looks for securities that represent attractive values based on careful issue-by-issue credit analysis and hundreds of onsite visits and other contacts with issuers every year. The Investment Management Company is one of the largest managers of high yield and other debt securities in the United States.

2. Description of Business and Outline of Operation

A. Fund:

The Fund may carry out any administrative and managerial act, including the purchase, sale, subscription and exchange of any securities and the exercise of all rights directly or indirectly pertaining to the Fund's assets. The Fund has retained Putnam Investment Management, LLC, the Investment Management Company, to render investment advisory services, Putnam Investor Services, Inc., to act as Investor Servicing Agent and State Street Bank and Trust, to hold the assets of the Fund in custody and acts as Sub-Accounting Agent.

B. The Investment Management Company:

The Investment Management Company is engaged in the business of providing investment management and investment advisory services to mutual funds. As of January 31, 2014, the Investment Management Company managed, advised, and/or administered the following 116 funds and fund portfolios (having an aggregate net asset value of approximately $76.5 billion):

		(as of the end of January, 2014)

Country where Funds		Number of	Net Asset Value
are established or	Principal Characteristic	Funds	(million dollars)
managed

	Closed End Type Bond Fund	6	$2,511.26

	Open End Type Balanced Fund	11	$5,968.30

U.S.A.	Open End Type Bond Fund	36	$24,011.05

	Open End Type Equity Fund	63	$49,994.13

	Total	116	$76,484.74

3. Financial Conditions:

A. Fund

Same as Part III., IV. FINANCIAL CONDITIONS OF THE FUND. B. The Investment Management Company: (translated from the English source: omitted in this English translation)

4. Restrictions on Transactions with Interested Parties:

Portfolio securities of the Fund may not be purchased from or sold or loaned to any Trustee of the Fund, the Investment Management Company, acting as investment adviser of the Fund, or any affiliate thereof or any of their directors, officers, or employees, or any affiliated person thereof (including any shareholder who holds to the actual knowledge of the Investment Management Company, on his own account whether in his own or other name (as well as a nominee's name), 5% or more of the total issued outstanding shares of such a company) acting as principal or for their own account unless the transaction is made within the investment restrictions set forth in the Fund's prospectus and statement of additional information and is consistent with the Fund's current compliance policy pursuant to Rule 17a-7 under the 1940 Act .

5. Miscellaneous

A. Fund:

(a) Changes of Trustees and Officers

Trustees may be removed or replaced by, among other things, a resolution adopted by a vote of two-thirds of the outstanding shares at a meeting called for the purpose. In the event of vacancy, the remaining Trustees may fill such vacancy by appointing for the remaining term of the predecessor Trustee such other person as they in their discretion shall see fit. The Trustees may add to their number as they consider appropriate. The Trustees may elect and remove officers as they consider appropriate.

(b) Amendment to the Agreement and Declaration of Trust

Generally, approval of shareholders is required to amend the Agreement and Declaration of Trust, except for certain matters such as change of name, curing any ambiguity or curing any defective or inconsistent provision.

(c) Litigation and Other Significant Events

The fiscal year end of the Fund is October 31. The Fund is established for an indefinite period and may be dissolved at any time by the affirmative vote of the shareholders holding at least a majority of the shares entitled to vote.

B. The Investment Management Company:

(a) Election and Removal of Directors:

Directors of the Investment Management Company are elected to office or removed from office by vote of either stockholders or directors, in accordance with Articles of Organization and By-Laws of the Investment Management Company.

(b) Election and Removal of Officers:

Officers are elected by the Board of Directors. The Board of Directors may remove any officer without cause.

(c) Supervision by SEC of Changes in Directors and Certain Officers:

The Investment Management Company files certain reports with the SEC in accordance with Sections 203 and 204 of the 1940 Act, which reports list and provide certain information relating to directors and officers of the Investment Management Company.

Under Section 9 (b) of the 1940 Act, the SEC may prohibit the directors and officers from remaining in office if the SEC judges that such directors and officers have willfully violated any provision of U.S. federal securities laws.

(d) Amendment to the Articles of Organization, Transfer of Business and Other Important Matters.

a. Articles of Organization of the Investment Management Company may be amended, under the Delaware Limited Liability Company Act, by appropriate shareholders' vote.

b. Under the Delaware Limited Liability Company Act, transfer of business requires a vote of 2/3 of the stockholders entitled to vote thereon.

c. The Investment Management Company has no direct subsidiaries.

(e) Litigation and Other Significant Events

Not applicable.

II. OUTLINE OF THE OTHER RELATED COMPANIES

1 Name, Amount of Capital and Description of Business:

(A) Putnam Investor Services, Inc. (the Investor Servicing Agent):

(1) Amount of Capital of the Investor Servicing Agent:

U.S.$(254,888)* (approximately JPY (26.22 million)) (unaudited) as of the end of December, 2013.

* Consists of all components and equity and Parent Company relationship.

(2) Description of Business:

Putnam Investor Services, Inc. is a Massachusetts corporation and is an indirect wholly-owned subsidiary of Putnam Investments, parent company of the Investment Management Company.

(B) State Street Bank and Trust Company (the Custodian and Sub-Accounting Agent)

(1) Amount of Capital (Consolidated Shareholder's Equity): Total consolidated shareholder's equity: U.S.$19,755,331 thousand (JPY 2,032 billion) as of the end of December, 2013.

(2) Description of Business

State Street Bank and Trust Company is a Massachusetts trust company and is a wholly-owned subsidiary of State Street Bank Holding Company. State Street Bank and Trust Company has been providing custody services to mutual funds, since 1924.

(C) Putnam Retail Management Limited Partnership ("Putnam Retail Management") (the Principal Underwriter):

(1) Amount of Capital:

U.S.$51,480,782* (approximately JPY 5.3 billion) (unaudited) as of the end of December, 2013.

* Consists of all components of equity. Excludes Parent Company relationship.

(2) Description of Business:

Putnam Retail Management is the Principal Underwriter of the shares of Putnam funds including the Fund.

(D) Putnam Investments Limited (the Sub-Investment Management Company):

(1) Amount of Capital:

U.S.$25,593,973* (approximately JPY 2.6 billion) (unaudited) as of the end of December, 2013.

* Consists of figure reported to FCA (UK Financial Conduct Authority) on a quarterly basis, translated into U.S. Dollars. On non-quarter-end months, consists of the prior quarter's reported figure rolled forward to include quarter-to-date income or loss.

(2) Description of Business:

Putnam Investments Limited is a United Kingdom corporation and is a wholly-owned indirect subsidiary of Putnam Investments, parent company of the Investment Management Company. Putnam Investments Limited provides a full range of international investment advisory services to institutional and retail clients.

(E) Mizuho Securities Co., Ltd. (Distributor in Japan and Agent Company):

(1) Amount of Capital:

JPY 125,167 million as of the end of January, 2014.

(2) Description of Business:

Mizuho Securities Co., Ltd. is a first financial instruments firm in Japan under the Financial Instruments and Exchange Law. Mizuho Securities Co., Ltd. engages in handling the sales and redemptions of the fund shares for the offering of foreign investment funds.

2 Outline of Business Relationship with the Fund:

(A) Putnam Investor Services, Inc. (the Investor Servicing Agent):

Putnam Investor Services, Inc. provides shareholder services to the Fund.

(B) State Street Bank and Trust Company (the Custodian and Sub-Accounting Agent) State Street Bank and Trust Company provides custody and sub-accounting services to the Fund.

(C) Putnam Retail Management Limited Partnership ("Putnam Retail Management") (the Principal Underwriter):

Putnam Retail Management engages in providing marketing services to the Fund.

(D) Putnam Investments Limited (the Sub-Investment Management Company):

Putnam Investments Limited provides investment advisory services for a portion of the Fund's assets as determined by the Investment Management Company.

(E) Mizuho Securities Co., Ltd. (Distributor in Japan and Agent Company): The Company acts as a Distributor in Japan and Agent Company for the Fund in connection with the offering of shares in Japan.

3 Capital Relationships

100% of the interests in the Investment Management Company and the Sub-Investment Management Company are held by Putnam Investments as of the date hereof.

III. OUTLINE OF THE SYSTEM OF INVESTMENT TRUSTS IN MASSACHUSETTS

[Please refer to the attached "Outline of System of Investment Trusts in MA December 27, 2013", and supply us with your comments thereon, if any.]

IV. FORM OF FOREIGN INVESTMENT FUND SECURITIES

Main items to be set forth on the share certificate of the Fund (if issued) are as follows:-

(1) Front

a. Name of the Fund
b. Number of shares represented
c. Signatures of the Chairman and Transfer Agent
d. Description stating that the Declaration of Trust applies to shareholders and assignees therefrom

(2) Back

a. Space for endorsement
b. Description concerning delegation of transfer agency

V. MISCELLANEOUS

(1) As to information set forth from the cover page to the page before the main text of the Prospectus.

a. The start date of use may be set forth.

b. The following may be set forth:

- a statement to the effect of "please read the contents of this Prospectus carefully before subscribing".

c. The name or other logos and marks, etc. of the Investment Management Company may be included.

d. Designs may be used.

(2) The following sentence may be included as investment risks in the Mandatory Prospectus.

- "All profit and loss arising in respect of the assets managed by the Fund are attributable to the Unitholders. There is no assurance that the capital invested in the Fund will be secured. (Investment funds are different from saving deposits.)"

- "The provisions of Article 37-6 of Financial Instruments and Exchange Law of Japan (so-called "cooling-off") do not apply to the transactions of the Fund."

(3) The most recent record of the performance of the Fund may be set forth in the Mandatory Prospectus.

Attachment A

Net asset value per share as of the ex-dividend date: (From December 1994 to February 2014)

Year / Month		Amount of Dividend		Net asset value per share as
		Paid (US$)	Ex-dividend Date	at the ex-dividend date

1994	December	0.039	12/15/1994	6.46

1995	January	0.041	1/16/1995	6.48
	February	0.039	2/15/1995	6.55
	March	0.039	3/15/1995	6.65
	April	0.039	4/17/1995	6.70
	May	0.040	5/15/1995	6.84
	June	0.039	6/15/1995	6.96
	July	0.039	7/17/1995	6.95
	August	0.039	8/15/1995	6.82
	September	0.039	9/15/1995	6.98
	October	0.039	10/16/1995	7.04
	November	0.039	11/15/1995	7.03
	December	0.038	12/15/1995	7.12

1996	January	0.038	1/15/1996	7.14
	February	0.038	2/16/1996	7.13
	March	0.038	3/15/1996	6.86
	April	0.038	4/15/1996	6.84
	May	0.038	5/15/1996	6.81
	June	0.037	6/17/1996	6.72
	July	0.036	7/15/1996	6.73
	August	0.036	8/15/1996	6.84
	September	0.036	9/16/1996	6.83
	October	0.036	10/15/1996	6.91
	November	0.036	11/15/1996	7.06
	December	0.071	12/16/1996	6.95

1997	January	0.035	1/15/1997	6.93
	February	0.036	2/18/1997	7.05
	March	0.036	3/17/1997	6.89
	April	0.036	4/15/1997	6.80
	May	0.036	5/15/1997	6.88
	June	0.036	6/16/1997	6.97
	July	0.036	7/15/1997	7.02
	August	0.035	8/15/1997	7.02
	September	0.038	9/15/1997	7.03
	October	0.036	10/15/1997	7.09
	November	0.036	11/17/1997	7.07
	December	0.060	12/15/1997	7.05

Year / Month		Amount of Dividend		Net asset value per share as
		Paid (US$)	Ex-dividend Date	at the ex-dividend date

1998	January	0.036	1/15/1998	7.11
	February	0.036	2/17/1998	7.11
	March	0.036	3/16/1998	7.09
	April	0.036	4/15/1998	7.08
	May	0.036	5/15/1998	7.04
	June	0.035	6/15/1998	7.11
	July	0.035	7/15/1998	7.07
	August	0.035	8/17/1998	7.00
	September	0.036	9/15/1998	6.90
	October	0.036	10/15/1998	6.84
	November	0.036	11/16/1998	6.77
	December	0.036	12/18/1998	6.89

1999	January	0.036	1/15/1999	6.86
	February	0.034	2/16/1999	6.78
	March	0.034	3/15/1999	6.74
	April	0.034	4/15/1999	6.75
	May	0.034	5/17/1999	6.62
	June	0.034	6/15/1999	6.47
	July	0.034	7/15/1999	6.54
	August	0.034	8/16/1999	6.41
	September	0.034	9/15/1999	6.40
	October	0.034	10/15/1999	6.35
	November	0.034	11/15/1999	6.43
	December	0.034	12/15/1999	6.35

2000	January	0.034	1/18/2000	6.23
	February	0.034	2/15/2000	6.27
	March	0.034	3/15/2000	6.29
	April	0.034	4/17/2000	6.27
	May	0.034	5/15/2000	6.09
	June	0.034	6/15/2000	6.19
	July	0.034	7/17/2000	6.21
	August	0.034	8/15/2000	6.28
	September	0.034	9/15/2000	6.26
	October	0.034	10/16/2000	6.26
	November	0.034	11/15/2000	6.25
	December	0.062	12/15/2000	6.31

2001	January	0.034	1/16/2001	6.32
	February	0.034	2/15/2001	6.35
	March	0.034	3/15/2001	6.44
	April	0.029	4/16/2001	6.34
	May	0.029	5/15/2001	6.36

Year / Month		Amount of Dividend		Net asset value per share as
		Paid (US$)	Ex-dividend Date	at the ex-dividend date

	June	0.029	6/15/2001	6.42
	July	0.029	7/16/2001	6.43
	August	0.029	8/15/2001	6.48
	September	0.029	9/17/2001	6.53
	October	0.029	10/15/2001	6.56
	November	0.029	11/15/2001	6.51
	December	0.029	12/17/2001	6.36

2002	January	0.029	1/15/2002	6.50
	February	0.029	2/15/2002	6.47
	March	0.029	3/15/2002	6.36
	April	0.029	4/15/2002	6.43
	May	0.029	5/15/2002	6.41
	June	0.029	6/17/2002	6.49
	July	0.029	7/15/2002	6.49
	August	0.029	8/15/2002	6.51
	September	0.024	9/16/2002	6.59
	October	0.024	10/15/2002	6.50
	November	0.024	11/15/2002	6.54
	December	0.024	12/13/2002	6.56

2003	January	0.024	1/15/2003	6.58
	February	0.020	2/18/2003	6.61
	March	0.020	3/17/2003	6.63
	April	0.020	4/15/2003	6.61
	May	0.020	5/15/2003	6.74
	June	0.018	6/16/2003	6.82
	July	0.017	7/17/2003	6.66
	August	0.018	8/15/2003	6.49
	September	0.017	9/17/2003	6.63
	October	0.018	10/17/2003	6.59
	November	0.018	11/17/2003	6.67
	December	0.017	12/18/2003	6.69

2004	January	0.018	1/15/2004	6.75
	February	0.018	2/17/2004	6.76
	March	0.014	3/17/2004	6.86
	April	0.014	4/16/2004	6.68
	May	0.014	5/17/2004	6.56
	June	0.014	6/17/2004	6.57
	July	0.014	7/16/2004	6.66
	August	0.014	8/17/2004	6.72
	September	0.014	9/17/2004	6.75
	October	0.014	10/15/2004	6.78

Year / Month		Amount of Dividend		Net asset value per share as
		Paid (US$)	Ex-dividend Date	at the ex-dividend date

	November	0.013	11/17/2004	6.77
	December	0.014	12/16/2004	6.77

2005	January	0.014	1/14/2005	6.77
	February	0.014	2/16/2005	6.80
	March	0.015	3/17/2005	6.72
	April	0.015	4/15/2005	6.75
	May	0.015	5/17/2005	6.78
	June	0.018	6/17/2005	6.80
	July	0.018	7/15/2005	6.78
	August	0.017	8/17/2005	6.75
	September	0.022	9/16/2005	6.75
	October	0.022	10/17/2005	6.67
	November	0.022	11/16/2005	6.65
	December	0.022	12/16/2005	6.67

2006	January	0.022	1/17/2006	6.71
	February	0.021	2/16/2006	6.64
	March	0.022	3/17/2006	6.63
	April	0.022	4/17/2006	6.54
	May	0.023	5/17/2006	6.50
	June	0.023	6/16/2006	6.49
	July	0.023	7/17/2006	6.49
	August	0.023	8/17/2006	6.57
	September	0.025	9/15/2006	6.60
	October	0.025	10/17/2006	6.60
	November	0.025	11/16/2006	6.65
	December	0.025	12/15/2006	6.67

2007	January	0.024	1/17/2007	6.64
	February	0.026	2/15/2007	6.66
	March	0.026	3/16/2007	6.70
	April	0.026	4/17/2007	6.67
	May	0.026	5/17/2007	6.64
	June	0.025	6/19/2007	6.56
	July	0.025	7/24/2007	6.58
	August	0.026	8/21/2007	6.63
	September	0.026	9/19/2007	6.65
	October	0.026	10/19/2007	6.70
	November	0.026	11/19/2007	6.67
	December	0.072	12/19/2007	6.61

2008	January	0.028	1/18/2008	6.69
	February	0.028	2/19/2008	6.56
	March	0.028	3/18/2008	6.50

Year / Month		Amount of Dividend		Net asset value per share as
		Paid (US$)	Ex-dividend Date	at the ex-dividend date

	April	0.038	4/21/2008	6.41
	May	0.038	5/20/2008	6.49
	June	0.038	6/19/2008	6.34
	July	0.038	7/21/2008	6.24
	August	0.038	8/19/2008	6.16
	September	0.038	9/19/2008	6.05
	October	0.038	10/21/2008	5.58
	November	0.038	11/19/2008	4.94
	December	0.038	12/19/2008	4.66

2009	January	0.038	1/20/2009	5.08
	February	0.038	2/19/2009	5.11
	March	0.038	3/19/2009	5.10
	April	0.038	4/21/2009	5.17
	May	0.038	5/19/2009	5.52
	June	0.038	6/19/2009	5.64
	July	0.038	7/21/2009	5.94
	August	0.038	8/19/2009	6.10
	September	0.038	9/21/2009	6.25
	October	0.038	10/20/2009	6.46
	November	0.038	11/19/2009	6.53
	December	0.038	12/21/2009	6.50

2010	January	0.038	1/19/2010	6.59
	February	0.037	2/19/2010	6.64
	March	0.042	3/19/2010	6.67
	April	0.042	4/20/2010	6.72
	May	0.042	5/19/2010	6.66
	June	0.042	6/21/2010	6.65
	July	0.042	7/20/2010	6.73
	August	0.037	8/19/2010	6.82
	September	0.037	9/21/2010	6.75
	October	0.037	10/19/2010	6.74
	November	0.033	11/19/2010	6.66
	December	0.033	12/20/2010	6.57

2011	January	0.033	1/19/2011	6.64
	February	0.033	2/18/2011	6.63
	March	0.028	3/21/2011	6.70
	April	0.028	4/18/2011	6.71
	May	0.027	5/19/2011	6.78
	June	0.027	6/21/2011	6.77
	July	0.028	7/19/2011	6.74
	August	0.028	8/19/2011	6.79

Year / Month		Amount of Dividend		Net asset value per share as
		Paid (US$)	Ex-dividend Date	at the ex-dividend date

	September	0.018	9/20/2011	6.76
	October	0.019	10/19/2011	6.63
	November	0.019	11/18/2011	6.63
	December	0.019	12/20/2011	6.62

2012	January	0.019	1/19/2012	6.65
	February	0.019	2/21/2012	6.69
	March	0.019	3/20/2011	6.66
	April	0.015	4/19/2011	6.75
	May	0.015	5/21/2011	6.79
	June	0.015	6/19/2012	6.84
	July	0.015	7/19/2012	6.94
	August	0.014	8/21/2012	6.94
	September	0.015	9/19/2012	7.03
	October	0.015	10/19/2012	7.08
	November	0.015	11/19/2012	7.10
	December	0.016	12/19/2012	7.09

2013	January	0.017	1/18/2013	7.13
	February	0.017	2/19/2013	7.13
	March	0.017	3/19/2013	7.20
	April	0.019	4/19/2013	7.22
	May	0.019	5/21/2013	7.14
	June	0.020	6/19/2013	7.00

	July	0.020	7/19/2013	6.95

	August	0.020	8/20/2013	6.88

	September	0.020	9/19/2013	6.92

	October	0.020	10/219/2013	7.03

	November	0.019	11/19/2013	7.04

	December	0.054	12/19/2013	6.98

2014	January	0.025	1/218/2014	7.04

	February	0.024	2/19/2014	7.08

Record of Net Asset Value per Share (From December 31, 1994 to December 31, 2013)

Date	Net Asset Value per Share (US$)

December 31, 2013	6.99
December 31, 2012	7.12
December 31, 2011	6.64
December 31, 2010	6.63
December 31, 2009	6.55
December 31, 2008	4.91
December 31, 2007	6.63
December 31, 2006	6.67
December 31, 2005	6.69

December 31, 2004	6.78
December 31, 2003	6.68
December 31, 2002	6.63
December 31, 2001	6.44
December 31, 2000	6.33
December 31, 1999	6.32
December 31, 1998	6.88
December 31, 1997	7.07
December 31, 1996	6.98
December 31, 1995	7.20
December 31, 1994	6.47

Attachment B

Description of Major Fixed Income Securities (Note)

US Government Securities	Obligations of, or guaranteed by, the U.S.
Government, its agencies or
instrumentalities. The U.S. Government
does not guarantee the net asset value of the
Funds' shares.

Mortgage-Backed Securities (MBS)	Mortgage-backed securities, including
collateralized mortgage obligations
("CMOs") and certain stripped
mortgage-backed securities, represent a
participation in, or are secured by, mortgage
loans.

Asset-Backed Securities (ABS)	Asset-backed securities are structured like
mortgage-backed securities, but instead of
mortgage loans or interests in mortgage
loans, the underlying assets may include such
items as motor vehicle installment sales or
installment loan contracts, leases of various
types of real and personal property and
receivables from credit card agreements.

Investment-Grade Bonds	Securities that are rated in one of the four
highest rating categories as determined by a
statistical rating organization that is
nationally recognized in the U.S., such as
Standard & Poor's, Fitch or Moody's, or are
unrated securities determined to be of
comparable quality. Investment grade
securities are rated (from highest to lowest
quality) as AAA, AA, A or BBB by Standard
& Poor's and Fitch or as Aaa, Aa, A or Baa
by Moody's.

High Yield Securities	Non-investment grade or "high yield" fixed
income or convertible securities commonly
known to investors as "junk bonds" are debt
securities that are rated below investment
grade by the major rating agencies or are

unrated securities that Fund management
believes are of comparable quality. High
yield securities will generally be in the lower
rating categories and rated Ba or lower by
Moody's or BB or lower by Standard &
Poor's, or they will be will be non-rated.

Non U.S. Securities	The debt obligations of non U.S.
governments and their agencies and
instrumentalities may or may not be
supported by the full faith and credit of the
applicable non U.S. government.

Emerging Market Securities	Emerging market issuers are tied
economically to countries with developing,
or emerging market, economies. Countries
with emerging market economies are those
with securities markets that are less
sophisticated than more developed markets in
terms of participation by investors, analyst
coverage, liquidity and regulation.

(Note) "Description of Major Fixed Income Securities" are defined by the Investment Management Company.

Filed Document:	ANNUAL SECURITIES REPORT

To be filed with:	Director of Kanto Local Finance Bureau

Fiscal Year:	Nineteenth Term
(From November 1, 2012 to October 31, 2013)

Filing Date:	April 8, 2014

Name of the Reporting Fund:	PUTNAM INCOME FUND

Name of the Issuer:	PUTNAM INCOME FUND

Name and Official Title of	Jonathan S. Horwitz
Representative of the Fund:	Executive Vice President, Principal Executive
Officer and Compliance Liaison

Address of Principal Office:	One Post Office Square
Boston, Massachusetts 02109
U. S. A.

Name and Title of Reporting Agent:	Harume Nakano
Attorney-at-Law

Ken Miura
Attorney-at-Law

Address or Place of Business	Marunouchi Park Building
6-1, Marunouchi 2-chome
Chiyoda-ku, Tokyo

Name of Liaison Contact:	Harume Nakano
Ken Miura
Attorneys-at-Law

Place of Liaison Contact:	Mori Hamada & Matsumoto
Marunouchi Park Building
6-1, Marunouchi 2-chome
Chiyoda-ku, Tokyo

Phone Number:	03-6212-8316

Places where a copy of this Annual
Securities Report is available
for Public Inspection	Not applicable.

Note 1: The exchange rate of U.S. Dollars ("dollar" or "$") into Japanese Yen is JPY 102.86 for one U.S. Dollar, which is the actual middle point between the selling and buying currency rate by telegraphic transfer on the January 31, 2014 quoted by The Bank of Tokyo-Mitsubishi UFJ, Ltd. The same rate applies hereinafter.

Note 2: In this document, money amounts and percentages ending in the numeral 5 or higher have been rounded up to 10 and otherwise rounded down. Therefore, there are cases in which the amount for the "total" column is not equal to the aggregate amount. Also, conversion into other currencies is done by simply multiplying the corresponding amount by the conversion rate specified and rounding the resulting number up to 10 if the amount ends in the numeral 5 or higher and otherwise rounding down when necessary. As a result, in this document, there are cases in which Japanese yen figures for the same information differ from each other.

Note 3: In this report, "fiscal year" refers to the year from November 1 to October 31 of the following year.

PART I. INFORMATION CONCERNING THE FUND

I. DESCRIPTION OF THE FUND

The description in this item is the same as the description in PART II., I. DESCRIPTION OF THE FUND of the Securities Registration Statement set forth before.

II. MANAGEMENT AND ADMINISTRATION

The description in this item is the same as the description in PART II., II. MANAGEMENT AND ADMINISTRATION of the Securities Registration Statement set forth before.

III. FINANCIAL CONDITION OF THE FUND

The description in this item is the same as the description in PART II., III. FINANCIAL CONDITIONS OF THE FUND of the Securities Registration Statement set forth before.

IV. SUMMARY OF INFORMATION CONCERNING FOREIGN INVESTMENT FUND SECURITIES

The description in this item is the same as the description in PART II., IV. SUMMARY OF INFORMATION CONCERNING FOREIGN INVESTMENT FUND SECURITIES of the Securities Registration Statement set forth before.

PART II. SPECIAL INFORMATION

I. OUTLINE OF THE MANAGEMENT COMPANY

The description in this item is the same as the description in PART III., I. OUTLINE OF THE MANAGEMENT COMPANY of the Securities Registration Statement set forth before.

II. OUTLINE OF THE OTHER RELATED COMPANIES

The description in this item is the same as the description in PART III., II. OUTLINE OF THE OTHER RELATED COMPANIES of the Securities Registration Statement set forth before.

III. OUTLINE OF THE SYSTEM OF INVESTMENT TRUSTS IN MASSACHUSETTS

The description in this item is the same as the description in PART III., III. OUTLINE OF THE SYSTEM OF INVESTMENT TRUSTS IN MASSACHUSETTS of the Securities Registration Statement set forth before.

IV. REFERENCE INFORMATION

The following documents concerning the Fund have been filed with Director of Kanto Local Finance Bureau of the Ministry of Finance of Japan.

January 7, 2013:	Extraordinary Report

April 8, 2013:	Securities Registration Statement / Annual Securities
Report (the Eighteenth term) / Extraordinary Report

July 31, 2013:	Semi-annual Report (during the Nineteenth term) /
Amendment to Securities Registration Statement

V. MISCELLANEOUS

Not applicable.

Attachment

The description in this item is the same as the description in the Attachment of the Securities Registration Statement set forth before.